  The
Prudential
Series Fund, Inc.

[PHOTO]

Semiannual Report to
Contract Owners and
Prospectus Supplement

Pruco Life's PRUvider(SM)
Pruco Life of New Jersey's PRUvider(SM)

June 30, 1998

[LOGO] Prudential
       The Prudential Insurance Company of America
       751 Broad Street
       Newark, NJ 07102-3777

================================================================================
                        The Prudential Series Fund, Inc.

               Average Annual Total Return as of June 30, 1998(1)
--------------------------------------------------------------------------------
                                Six     One     Three   Five     Ten     Since
                              Months    Year    Years   Years   Years  Inception
--------------------------------------------------------------------------------
Balanced Portfolios

Conservative Balanced          8.02%   13.69%   13.80%  10.78%  11.14%   10.99%
Flexible Managed               9.58    17.38    17.58   13.38   13.28    12.44

(1) "Average Annual Total Return" is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends over the periods ended 6/30/98. Source: Prudential. Six month returns not annualized.

The rates of return quoted above and on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Variable life insurance and annuities are offered by Pruco Securities Corporation and Prudential Securities Incorporated, both subsidiaries of Prudential. The principal business address of Pruco Securities is 751 Broad Street, Newark, NJ 07102-3777. Prudential Securities is located at One Seaport Plaza, New York, NY 10292.

================================================================================
Table of Contents

I.    Letter to Contract Owners                                              2

      1.  Market Review                                                      4
      2.  Investment Advisor's Outlook                                       8
      3.  Individual Portfolios
          Conservative Balanced Portfolio                                   10
          Flexible Managed Portfolio                                        12

II.   The Prudential Series Fund, Inc.

      1.  Financial Statements                                              A1
      2.  Schedule of Investments                                           B1
      3.  Notes to Financial Statements                                     C1
      4.  Financial Highlights                                              D1
      5.  Prospectus Supplement                                             E1

Six Months Ended June 30, 1998

Letter To Contract Owners

[PHOTO]
Jonathan M. Greene
President

================================================================================
"The past six months were a time of slowing economic growth."

Dear Contract Owner:

We are pleased to provide our Semiannual Report to you on the investment performance of the two portfolios of The Prudential Series Fund, Inc., which are available to you in your PRUviderSM variable life insurance contract.

The past six months were a time of slowing economic growth. U.S. Gross Domestic Product, which measures the country's total output of goods and services, grew at an estimated annualized rate of 3.5% for the six months ended June 30, according to Prudential economists.

Given this environment, stock prices continued to gain, with the Dow Jones Industrial Average rising 13.2% during the six-month period, while the Standard & Poor's 500 Composite Stock Price Index climbed 17.7%. But not all stocks were equal. Large capitalization growth stocks with dependable earnings were the market's favorites. Indeed, as reported by Morningstar, the average large capitalization growth fund returned 20.3%, while the average small capitalization value fund returned 4.7% over the past six months. Bonds also provided dependable total returns of 3.9%, according to the Lehman Brothers Aggregate Index.

How Did Our Portfolios Perform?

You will be pleased to learn that the Prudential Series Fund Inc., Conservative Balanced and Flexible Managed Portfolios delivered returns consistent with the strategies around which they were designed.

Both the Conservative Balance and Flexible Managed Portfolios hold a combination of stocks, bonds and money market securities. The Conservative Balanced Portfolio holds less in stocks which generally makes it less volatile, and may also reduce returns when stock prices are rising. The Portfolio returned 8.02% for the year-to-date period ending June 30, 1998 and had a one-year return of 13.69%.

The Flexible Managed Portfolio holds more in stocks which makes it more volatile, but raises the possibility of higher returns when stocks are rising in price. It returned 9.58% for the six-month period ending June 30, 1998, and had a 17.38% one-year return for the same period. As always, remember that past performance is no guarantee of future results.

Fifteen Years and Growing.

The Prudential Series Fund is celebrating 15 years of providing you with the opportunity to maximize the results of your variable life or variable annuity contract cash values, subject to the risks associated with these kinds of investments. As of June 30, 1998, we had assets of $28 billion under management.

Staying the Course for the Long Term.

As we reached the midpoint of another year, the financial news was decidedly upbeat. However, there were times during the reporting period when price volatility affected the stock and bond markets. These market swings illustrate the importance of Contract Owners "staying the course" for the long term.

Of course, this does not mean you should ignore change. Indeed, with record valuations in the U.S. stock market at a time when U.S. corporate earnings are slowing, now may be a good time to review all of your long-term investment needs. While stocks continue to be the investment of choice for many seeking long-term wealth accumulation, you may wish to talk to your Prudential professional to discuss these issues.

Your Prudential professional is ready to assist you in any way he or she can. We believe that your Prudential professional would be happy to assist you in reviewing and structuring a program to meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ Jonathan M. Greene                       /s/ Mendel A. Melzer

Jonathan M. Greene                           Mendel A. Melzer, CFA
President,                                   Chairman,
The Prudential Series Fund, Inc.             The Prudential Series Fund, Inc.

July 24, 1998

[PHOTO]
Mendel A. Melzer, CFA
Chairman

================================================================================
Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

1998 Market Review

The U.S. Market Only Pauses for Breath.

It was a "flight to quality," but what a flight! The flow of money into the stock market continued to be strong, bolstered by the record $29 billion influx from foreign investors in the first quarter. U.S. stocks rose 17.7% year-to-date as measured by the Standard & Poor's 500 Index (S&P 500), an unmanaged index considered to be generally representative of the U.S. stock market. It was a blistering pace.

================================================================================
How the Markets Compared(1)

                                                  Average Return Over
                     Return Over                     Past 20 Years
                    Past 12 Months                   (Annualized)
                    --------------                   ------------
Money Market              5.0%                            7.7%
Bonds                    11.3%                           10.0%
Foreign Stocks           17.5%                           15.4%
U.S. Stocks              30.2%                           17.4%

--------------------------------------------------------------------------------
This chart compares the 12-month return as of 6/30/98 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

(1) Source: Lipper Analytical Services, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Index.

The economic slowdown in Asia, as well as the release of some disappointing earnings announcements, gave investors pause from mid-March to mid-June, when the bull market resumed.

In general, investors preferred growth stocks of large, well-established companies during the reporting period. Small-company stocks trailed large-company stocks, while growth stocks dramatically outperformed value stocks. The differences were substantial.

The market rise has been very focused. Today, the 20 largest growth stocks represent nearly 30% of the S&P 500, close to the market concentration peak in 1974. The average P/E of these 20 stocks is 36.4, compared to a P/E of 21.3 on the other 480 stocks in the S&P 500.

Consumer Cyclicals Led.

The best-performing sector in the S&P 500 was consumer cyclicals. These are companies whose sales to consumers increase when the economy grows. This sector was led by apparel retailers (up 56%), automobile companies (up 51%) and general retailers (up 51%) such as Wal-Mart and Kmart. Consumer confidence was high, interest rates were low and home building got a quick start because of a mild winter. Home builders (up 31%) also had good returns, although not quite at the pace of the market leader.

Technology Stocks Were Investors' Favorites.

Manufacturers of communications equipment were the single best-performing group (up 62%) in the S&P 500. Lucent Technologies' stock more than doubled in price during the half-year. Computer software companies, such as Microsoft, Computer Associates, Oracle and Unisys (whose stock also more than doubled in the period), had the fifth highest average return -- 45%.

================================================================================
Consumer Cyclicals Led the Market.

                                                                        YTD 1998
                                                                        --------
Consumer Cyclicals                                                        35.2%
Technology                                                                28.2%
Consumer Growth                                                           17.3%
Finance                                                                   16.5%
Industrials                                                               12.0%
Utilities                                                                 10.9%
Energy                                                                     4.5%
--------------------------------------------------------------------------------
Source: Prudential Investments.

================================================================================
Large Growth Stocks Outperformed Small Value Stocks.

                                                                        YTD 1998
                                                                        --------
Large Growth                                                              20.3%
Small Value                                                                4.7%
--------------------------------------------------------------------------------
Source: Morningstar, Inc. For purposes of comparison only.

Consumer Growth Was Strong.

The consumer growth and staples category includes companies whose sales to consumers tend to grow at a relatively consistent pace. It was led by restaurant companies (up 37%), such as McDonald's and TRICON Global Restaurants. Cosmetics and health-care companies also had a good half-year, but tobacco companies were the second worst-performing group, losing ground over the period.

Industrials Lagged.

Industrials suffered, because the Asian economic slowdown reduced the demand for commodities. Railroads (down 11%), specialty chemicals, metals (particularly aluminum and nonferrous metals) and gold all fell in price.

================================================================================
The Dow in the Past Twelve Months

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Jun '97    Jul '97     Aug '97     Sep '97     Oct '97     Nov '97     Dec '97
-------    -------     -------     -------     -------     -------     -------
7672.79    8,222.61    7,622.42    7,945.26    7,442.08    7,823.13    7,908.25
7722.33    8,194.04    7,879.78    8,015.5     7,674.4     8,013.11    7,965.04
7795.38    8,198.45    7,894.64    8,027.53    7,689.13    8,018.83    7,978.99
7895.81    8,187.54    7,867.24    8,038.58    7,692.57    8,032.01    7,906.25
7858.49    8,259.31    7,822.41    8,100.22    7,683.24    8,050.16    7,902.27
7962.31    8,188       7,835.18    8,178.31    7,581.32    8,149.13    7,802.62
7842.43    8,031.22    7,851.91    8,095.06    7,552.59    8,110.84    7,580.42
7886.76    8,062.11    7,719.28    8,061.42    7,558.73    8,049.66    7,647.18
7921.82    7,960.84    7,660.98    8,045.21    7,401.32    7,978.79    7,732.13
7922.98    7,928.32    7,742.97    8,072.22    7,487.76    7,848.99    7,784.69
7975.71    7,942.03    7,721.14    8,096.29    7,572.48    7,838.3     7,691.77
8038.88    7,694.66    7,895.92    8,057.98    7,698.22    7,922.59    7,753.55
8020.77    7,803.36    7,886.44    7,938.88    7,650.82    7,976.31    7,873.12
7890.46    7,918.1     7,922.72    7,847.03    7,724.74    7,957.41    7,794.4
7906.72    8,021.23    7,917.27    7,921.44    7,826.61    7,846.5     7,730.88
8061.65    7,893.95    7,996.83    8,060.44    7,881.07    7,756.29    7,700.74
8088.36    7,887.91    7,970.06    8,034.65    7,767.92    7,819.31    7,712.94
8116.93    7,859.57    7,906.71    7,847.77    7,808.95    7,691.77    7,815.08
8113.44    7,782.22    7,848.01    7,715.41    7,794.78    7,660.13    7,915.47
8121.11    7,787.33    7,922.18    7,161.15                7,679.31    7,973.02
8174.53    7,694.43    7,991.43    7,498.32                7,792.41
8254.89                7,945.26    7,506.67                7,915.97
                                   7,381.67

Jan '98    Feb '98     Mar '98     Apr '98     May '98     Jun '98
-------    -------     -------     -------     -------     -------
7906.5     8,545.72    8,799.81    9,063.37    8,970.2     8,952.02
8107.78    8,550.45    8,868.32    9,147.07    8,899.95
8160.35    8,584.83    8,986.64    9,192.66    8,922.37
8129.71    8,539.24    8,983.41    9,147.57    8,891.24
8117.25    8,444.33    9,033.23    9,054.65    8,803.8
8189.49    8,569.39    8,956.5     8,976.68    8,870.56
8180.52    8,567.14    8,891.48    9,055.15    9,037.71
8295.61    8,643.12    8,994.86    9,091.52    9,069.6
8314.55    8,675.75    9,012.3     9,161.77    9,049.92
8369.6     8,659.56    9,110.2     9,211.84    8,971.7
8370.1     8,602.52    9,162.27    9,172.23    8,811.77
8398.5     8,718.85    9,076.57    9,096       8,834.94
8451.06    8,749.99    9,167.5     9,050.91    8,627.93
8375.58    8,775.4     9,141.84    9,054.65    8,665.29
8413.94    8,803.05    9,184.94    9,171.48    8,829.46
8410.2     8,906.43    9,176.72    9,132.37    8,813.01
8370.1     8,816.25    9,143.33    9,114.44    8,712.87
8457.78    8,904.44    9,064.62    8,963.73    8,711.13
8490.67    8,872.8     8,917.64    8,936.57    8,828.46
           8,846.89    8,898.96                8,923.87
           8,796.08    8,951.52                8,935.58
           8,782.12                            8,944.54
                                               8,997.36

July 16, 1997 The Dow passes 8,000-point mark.

Oct. 28, 1997 The Dow surged 337 points, its largest point gain ever

April 16, 1998 The Dow tops the 9,000-point mark.

--------------------------------------------------------------------------------
Daily close of the Dow Jones Industrial Average for the past twelve months.

Energy Demand Lagged.

The economic slowdown in Asia and the mild North American winter, together with supplies that had been increasing for some time, combined to keep energy firms at the bottom of the list. Oil and gas drillers was the worst-performing industry group in the S&P 500.

1998 Market Review
         continued

U.S. Bonds: The Leader of the Pack.

Contrasting economic conditions between the U.S. and Asian countries enhanced the appeal of U.S. bonds. As a result, the high yield, corporate and government sectors of the domestic debt market provided the highest returns in the taxable fixed-income universe over the past six months.

In the U.S., a nearly ideal economic climate prevailed, pushing bond prices higher and yields lower. Inflation, the archenemy of bondholders, remained subdued. Economic growth began slowing from the robust 5.4% annualized pace of the first quarter, indicating that inflationary pressures will likely remain in check.

Across the Pacific, however, the Japanese economy fell into recession. Skittish overseas investors shifted money from emerging markets and Asia into U.S. government securities for their relative safety, causing further declines in interest rates.

Bonds returned 3.9% for the six-month period ended June 30, 1998, as measured by the Lehman Brothers Aggregate Index. High yield bonds returned 4.5% for the same period; U.S. government securities, 4.2%; and investment-grade corporate bonds, 4.2%.

The top performance by corporate high yield (or junk) bonds masked the fact that the sector fared better in the first quarter than the second quarter. Initially, strong investor demand easily absorbed the flood of new high-yielding bonds. But as corporate default rates edged higher and earnings growth slowed, investors demanded a larger reward for purchasing below investment-grade debt. This attitude caused the difference between yields on high yield bonds and comparable Treasuries to increase during the spring.

Investment-grade corporate bonds followed a similar path. Favorable domestic economic conditions buoyed the market earlier in the year, but continued heavy new issuance and growing concern about corporate earnings crimped the rally in late spring.

Among U.S. government securities, longer-term bonds gained most. The yield on the 30-year Treasury bond fell in June to its lowest level since regular sales of the securities began in 1977. Tax-exempt municipal bond issuance soared as state and local governments rushed to take advantage of rock-bottom interest rates.

================================================================================
30-Year U.S. Treasury Yields

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                  Jan '98    Mar '98     May '98    Jun '98
                  -------    -------     -------    -------
                   5.84       6.02        5.93       5.63
                   5.73       5.89        5.98
                   5.81       5.88        5.97
                   5.97       5.96        5.9
                   5.8        5.79        5.8
                   5.92       5.88        5.79
                   5.85       5.88        5.66
                   5.87       5.95        5.67
                   5.92

--------------------------------------------------------------------------------
Weekly closing yields for the past six months. Source: Bloomberg, as of 6/26/98.

================================================================================
High Yield Bonds Top

                                                                        YTD 1998
                                                                        --------
High Yield Bonds                                                          4.5%
Government Bonds                                                          4.2%
Corporate Bonds                                                           4.2%
Aggregate Index                                                           3.9%
Mortgage Bonds                                                            3.4%
--------------------------------------------------------------------------------
Source: Lehman Brothers, as of 6/30/98.

The World: Europe Takes Off.

Europe, where stock markets took off a year ago, hit the afterburners in 1998, returning nearly 27% during the first half of the year in U.S. dollars, as measured by the Morgan Stanley Capital International (MSCI) Europe Index. This was more than the MSCI Europe Index's return for all of 1997. The combination of low interest rates, economic acceleration, the potential productivity gains from monetary union and increasing participation in stock ownership pushed share prices up sharply.

France and Germany, the large central economies with the greatest inertia, have built up steam, turning in returns of 39% and 37%, respectively, for the first half of 1998. They outpaced the 33% return of Italy, but Spain's stock market returns continued to lead the larger economies, with a 45% performance. Only Norway, among the European countries, didn't participate in the bull market, declining 4% during the past six-months.

Asian and Emerging Markets Faltered.

The Asian financial crisis showed no signs of recovery during the second quarter. As economic activity slowed, governments wrestled with the structural changes necessary to restore confidence. Japan, which has the economic heft to initiate a significant positive change in the region, failed to take any effective action. Instead, its own economy began to shrink rapidly; its stock market declined 3% in U.S. dollars through the second quarter. Singapore and Hong Kong saw greater market erosion, losing 34% and 26%, respectively, during the same period.

Stock markets at the epicenter of the Asian crisis reflected investors' complete loss of confidence: Thailand's market fell 56%, Malaysia's 59% and Indonesia's 37%, for the year-to-date period ended June 30, 1998.

The aversion to emerging markets also spread beyond Asia. Taiwan's much sounder economy had a stock market decline of 24%. Even Latin American countries were affected, with Mexico down 14%, Brazil down 15% and Argentina down 16%.

Investment capital moved from areas with uncertain economic prospects to what appeared to be more secure havens as exchange rate adjustments made Latin America less competitive compared with Asia.

================================================================================
Foreign Markets

                                                                        YTD 1998
                                                                        --------
MSCI Europe Index                                                         26.7%
MSCI World Index                                                          16.9%
MSCI EAFE Index                                                           16.1%
MSCI Japan Index                                                          -2.5%
MSCI Pacific Index                                                        -5.8%

S&P 500 Index                                                             17.7%
--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc.

The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. Investors cannot invest directly in an index.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

The Standard & Poor's 500 is a weighted, unmanaged index comprised of 500 stocks, which provides a broad indicator of stock price movements.

1998 Investment Advisor's Outlook

Market Outlook: Expect Slower Growth.

o Prudential's economists note that the sharp economic acceleration in the first quarter of 1998 was due to a buildup of inventories. They expect a sharp slowdown in economic activity over the second half of the year as inventories are drawn down, net imports increase and greater unused industrial capacity slows business investment.

o Inflation has been subdued and should remain so. Although profits have been declining in many industries, they believe profits will be squeezed further rather than lead to price increases, because businesses face tremendous pressure to maintain prices.

o With recent renewed uncertainty in emerging markets and the U.S. manufacturing sector now feeling the negative impact of the strong dollar and the downturn in Asia, the Federal Reserve is likely to continue to keep policy on hold for the next several months. By the fourth quarter of this year, they expect the slowdown in the U.S. economy will prompt the Federal Reserve to ease monetary policy.

U.S. Stocks: Prices Remain High.

Profit margins are at record levels, and investors are paying record multiples of these earnings for stocks. However, corporate earnings growth has slowed and, in many industries, reversed, while the prices of large-company stocks have continued to rise. Most investors appear to be buying a growth trend, rather than foreseeable earnings. For some time we have not expected share price gains to continue at the rate they have. Investors showed some concern during much of the second quarter about future earnings. We expect them to react to the slowing U.S. economy by continuing to focus on companies with more predictable earnings. We see no reason for the market's focus to broaden before prices peak.

We believe that small-company stocks represent better value. Their earnings growth has been holding up, while their share prices have not kept pace with the market leaders. This has resulted in price to earnings ratios that are lower for small-company stocks than for large companies, a very unusual relationship.

Ordinarily, we would expect investors to discover the greater investment values that small-company stocks now represent and for small caps to catch up. However, the greater proportion of new investors in the market and the recent flow of foreign capital to U.S. markets suggest that many current investors may feel uncomfortable with any but the most familiar stocks. Moreover, small companies are more vulnerable to a market downturn. In the current market environment, we are unable to find a catalyst to unlock the superior value offered by small-company stocks.

Foreign Stocks: Asian Fallout Continues.

The impact of the Asian economic slowdown is gradually being felt throughout the world. In the U.S. and Europe, it appears to have kept inflation in check. But it is also making life more difficult for emerging economies.

Although prices in these markets are getting very cheap, we believe it is still necessary to be very cautious in any of these stock markets. The Japanese economy is undergoing a sharp contraction. We don't believe that the government's current actions (a fiscal stimulus package and moderate tax cuts) will be sufficient to reverse their economic slide or prevent a further decline in the yen.

Continental Europe is seeing both an economic and a stock market resurgence. Although share prices have become high by historical standards, prospects for earnings growth are excellent and better than anywhere else. We expect current trends to continue.

U.S. Bonds: Treasuries Still Look Good.

We believe the rally in Treasury securities has not run out of steam. Signs of slower U.S. economic growth have emerged, most notably in the manufacturing sector.

Separately, the Treasury Department announced plans to meet the government's reduced borrowing needs by eliminating sales of its three-year notes and cutting the frequency of five-year note auctions to quarterly from monthly. Taken together, the Asian financial crisis, moderating U.S. economic growth and the dwindling supply of Treasury issues will likely lead to higher bond prices and lower yields.

We will proceed with caution when purchasing bonds during the remainder of the year. While junk bonds, municipal securities, investment-grade U.S. corporate debt, global bonds, emerging market bonds, and mortgage-backed and asset-backed securities still offer solid value, prudence demands we emphasize larger bond issues that can be easily bought and sold even if prices turn lower.

Additionally, we will even be more reliant upon thorough market research, which is key to ensuring the overall credit quality dynamic in the portfolios.

================================================================================
A Reality Check.

Stock prices in general have doubled in the last three and a half years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years and we are certain that you are too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1927, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet in recent years returns have been much higher, as the chart below shows.

================================================================================
Returns of the U.S. Stock Market.

                                                                         Average
                                                                         Annual
                                                                         Return
                                                                         -------
Last 70 Years
1927-1997                                                                 10.7%
--------------------------------------------------------------------------------
Source: Ibbotson Associates.

Last Three and a Half Years
1995                                                                      37.5%
1996                                                                      23.0%
1997                                                                      33.4%
1998 (YTD)                                                                17.7%
--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc.

With the highest valuation levels in history at a time when corporate profits are slowing, we believe it is prudent to remember that recent rates of return are unlikely to continue.

Prudential Conservative Balanced Portfolio

Performance Summary.

Your Portfolio returned 8.02% for the first half of 1998, between the 17.72% return on U.S. stocks and the 4.17% returned by Gov't./Corp. bonds.

Your Portfolio -- which invests in a conservative mix of stocks, bonds and money market securities -- returned less than the average Flexible (VIP) Portfolio tracked by Lipper Analytical Services, because the Portfolio's conservative mandate requires a smaller proportion of equities in the asset allocation.

================================================================================
Average Annual Returns Through June 30, 1998

                                      Six      One     Three    Five      Ten
                                    Months    Year     Years    Years    Years
--------------------------------------------------------------------------------
Conservative Balanced Portfolio(1)   8.02%   13.69%    13.80%   10.77%   11.14%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Avg.(2)        9.61%   18.20%    17.15%   13.38%   12.14%
--------------------------------------------------------------------------------
S&P 500(3)                          17.72%   30.17%    30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)    4.17%   11.28%     7.86%    6.88%    9.10%
--------------------------------------------------------------------------------
Conservative Balanced Portfolio inception date: 5/13/83.

================================================================================
$10,000 Invested Over Ten Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

        $28,753 Conservative    $31,502 Lipper (VIP)   $23,889 Lehman Gov't./
        Balanced Portfolio(1)      Balanced Avg.(2)      Corp. Bond Index(4)      $54,787 S&P 500(3)
        ---------------------      ----------------      -------------------      ------------------
              10,000                   10,000                   10,000                   10,000
88            10,193.2                 10,298.8                 10,284.9                 10,343
              11,065.7                 11,406.2                 11,234.1                 12,051.9
89            11,924.6                 12,116.1                 11,748.9                 13,614.7
              12,325.3                 12,337                   12,032.7                 14,033.9
90            12,552.9                 12,240.3                 12,722.1                 13,191.5
              13,577.8                 13,268.1                 13,262.5                 15,068.4
91            14,947.2                 14,847.3                 14,773.7                 17,201.7
              15,081.4                 15,001.6                 15,141.4                 17,086.1
92            15,986.6                 16,055.8                 15,893.8                 18,510.4
              17,237.6                 17,115.1                 17,132.1                 19,410.8
93            17,936.6                 17,948.9                 17,647.1                 20,372
              17,518.5                 17,248.6                 16,881.9                 19,682.7
94            17,763.2                 17,523.6                 17,027.9                 20,639.5
              19,510.5                 19,865.7                 19,036.4                 24,805.8
95            20,831.2                 21,630.1                 20,304.5                 28,386.3
              21,881.5                 22,527.8                 19,922.7                 31,250.3
96            23,461.3                 24,283.2                 20,893.8                 34,899.6
              25,290.2                 26,660.3                 21,467.3                 42,087.9
97            26,617.8                 28,772.6                 22,932.6                 46,538.9
98            28,752.6                 31,501.8                 23,889.2                 54,786.5

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                  [GRAPHIC]

Fixed Income      BALANCED     High Yield Bond   Diversified Stock   Specialized
--------------------------------------------------------------------------------
Low Risk                                                               High Risk


Investment Goal

Favorable total return consistent with a more conservatively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.

Performance Review.

Defensive Positioning. We began the year with part of our stock allocation in growth stocks, which moved up sharply through the second quarter, contributing to a strong overall stock contribution. However, we reduced our exposure to these growth stocks with the aim of improving the stability of our return over the long run. Our gains slowed with the overall slowing of the market. Our value stocks, which included some mid-size and smaller firms, were generally out of favor through the half-year. The inexpensive industrials that were one focus of our value holdings remained unpopular, although the consumer stocks that were another focus did provide a strong return.

The Portfolio's bond holdings outpaced the broader bond market, aided by good credit selection and a rebound in the value of depressed bonds in emerging markets.

Strategy Session.

We Increased Stocks. Although we viewed the equity market as somewhat overvalued, we believed our stock selection sufficiently conservative that we allowed our equity allocation to hover near, or slightly above, our normal level. Our stock holdings are currently close to 40% of our assets.

Aided by a sizable exposure to outperforming growth stocks, the Portfolio's stock holdings performed better than the S&P 500. In the second quarter, we invested a sizable portion of the Portfolio's stock holdings into a portfolio designed to mimic the performance and risk characteristics of the S&P 500 Index. We expect that this change should bring greater stability to overall Portfolio performance.

The remaining portion is invested in stocks we believe to be less expensive than the average stock in relation to their potential earnings. Historically, such value stocks have had less room to decline in falling stock markets.

We began the period with a focus on corporate and foreign bonds, which enhanced the return of our bond portfolio early in the period. We had substantially reduced our holdings when the market turned against them in June. Looking forward, our bond holdings modestly overrepresent corporate bonds.

Outlook

PORTFOLIO MANAGER
Mark Stumpp

Why Employ a Passively Managed Core Equity Portfolio?

"We believe that investors expect a balanced fund to provide a broad exposure to investments in several asset classes. With that in mind, we have invested about one-half of our stock allocation in a core holding that is designed to closely track the performance of the S&P 500. In our opinion, this should increase the diversification of the overall equity portfolio and offer an opportunity to reduce the overall volatility of Portfolio return. By combining a broadly diversified core holding with an actively managed portfolio, investors should expect to participate in the overall stock market, and yet will retain the ability to outperform through active management."

PORTFOLIO MANAGERS

[PHOTO]
Mark Stumpp

[PHOTO]
Warren E. Spitz

[PHOTO]
Tony Rodriguez

================================================================================
Portfolio Composition
                                                                   as of 6/30/98
                                                                   -------------
Bonds                                                                  57.4%
Stocks                                                                 36.3%
Money Market                                                            6.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Sectors - Stocks
                                                                   as of 6/30/98
                                                                   -------------
Drugs & Medical Supplies                                               3.2%
Telecommunications                                                     2.7%
Banks and Savings & Loans                                              2.5%
Oil & Gas                                                              2.2%
Retail                                                                 2.2%

Top Sectors - Bonds
                                                                   as of 6/30/98
                                                                   -------------
Financial                                                              15.6%
U.S. Treasuries                                                        10.4%
Banks and Savings & Loans                                               4.7%
Airlines                                                                3.6%
Retail                                                                  3.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Flexible Managed Portfolio

Performance Summary.

The stock market had a strong, although uncertain, half-year. Your Portfolio -- which invests in a mix of stocks, bonds and money market securities -- returned 9.58% for the first half of 1998, between the 17.72% return on U.S. stocks and the 4.17% returned by Gov't./Corp. bonds. Its returns were about the average of Flexible (VIP) Portfolios tracked by Lipper Analytical Services.

================================================================================
Average Annual Returns Through June 30, 1998

                                      Six      One     Three    Five     Ten
                                     Months    Year    Years    Years    Years
--------------------------------------------------------------------------------
Flexible Managed Portfolio(1)         9.58%   17.38%   17.58%   13.38%   13.28%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.(2)         9.73%   18.12%   17.81%   13.91%   13.26%
--------------------------------------------------------------------------------
S&P 500(3)                           17.72%   30.17%   30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)     4.17%   11.28%    7.86%    6.88%    9.10%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.

================================================================================
$10,000 Invested Over Ten Years

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

       $34,795 Flexible          $34,912 Lipper (VIP)     $23,889 Lehman Gov't./
      Managed Portfolio(1)         Flexible Avg.(2)         Corp. Bond Index(4)         $54,787 S&P 500(3)
      --------------------         ----------------         -------------------         ------------------
           10,000                     10,000                     10,000                      10,000
88         10,178.8                   10,204.5                   10,284.9                    10,343
           11,424.5                   11,313.5                   11,234.1                    12,051.9
89         12,394.6                   12,263.6                   11,748.9                    13,614.7
           12,639.8                   12,617.6                   12,032.7                    14,033.9
90         12,631.6                   12,473.4                   12,722.1                    13,191.5
           13,730.3                   13,771.5                   13,262.5                    15,068.4
91         15,843.7                   15,660.4                   14,773.7                    17,201.7
           15,501.6                   15,531.7                   15,141.4                    17,086.1
92         17,049.5                   16,768.2                   15,893.8                    18,510.4
           18,569                     17,856.8                   17,132.1                    19,410.8
93         19,705.7                   18,901                     17,647.1                    20,372
           18,631.3                   17,990.2                   16,881.9                    19,682.7
94         19,082.1                   18,481.8                   17,027.9                    20,639.5
           21,402.6                   20,956.4                   19,036.4                    24,805.8
95         23,591.8                   23,036.5                   20,304.5                    28,386.3
           24,896.5                   24,378                     19,922.7                    31,250.3
96         26,916.8                   26,420.5                   20,893.8                    34,899.6
           29,643.3                   29,228                     21,467.3                    42,087.9
97         31,752.1                   31,546.3                   22,932.6                    46,538.9
98         34,795.1                   34,912.2                   23,889.2                    54,786.5

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                  [GRAPHIC]

Fixed Income      BALANCED     High Yield Bond   Diversified Stock   Specialized
--------------------------------------------------------------------------------
Low Risk                                                               High Risk


--------------------------------------------------------------------------------
Investment Goal

High total return consistent with a more aggressively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

Performance Review.

Not Joining the Chase. Our bond holdings and our core stock holdings performed well over the half-year. Aided by an exposure to growth stocks in the first quarter, the Portfolio's stock holdings performed better than the S&P 500.

However, the contribution of our stocks was constrained by the generally weak performance of any but large-company growth stocks and by our holdings of industrial companies. The return of the overall stock market was concentrated in a few very large companies. As investors focused on these stocks, their prices rose to unusual levels in comparison with their earnings.

Throughout the six months, we had a substantial portion of our stock allocation invested in a price-sensitive manner that avoided such companies.

Strategy Session.

Seeking Greater Stability.

In the second quarter, we invested a sizable portion of the Portfolio's stock holdings into a portfolio designed to mimic the performance and risk characteristics of the S&P 500 Index. We expect that this change should bring greater stability to overall Portfolio performance.

The remaining portion is invested in stocks we believe to be less expensive than the average stock in relation to their potential earnings. Historically, such value stocks have had less room to decline in falling stock markets.

Although we have maintained a slight underweighting in stocks, we have been buying on market dips and selling into strength. We remain concerned about the prospects for U.S. corporate profits as the Southeast Asian financial crisis begins to hit export-oriented business. Stock analysts have significantly reduced estimates for 1998 corporate earnings and, if current trends persist, corporations will end the year with earnings only slightly ahead of last year's levels.

We began the period with a focus on corporate and foreign bonds, which enhanced the return of our bond portfolio early in the period. We had substantially reduced our holdings when the market turned against them in June. Looking forward, our bond holdings modestly overrepresent corporate bonds.

Outlook

PORTFOLIO MANAGER
Mark Stumpp

Why Index?

"We believe that investors turn to a balanced fund primarily for consistency of returns. With that in mind, we have invested part of our stock allocation in a core holding that is designed to mimic the performance of the S&P 500. Although growth stocks have had a strong half-year, their performance has been concentrated in the gains of a few market leaders. Should the earnings of these companies stumble, a growth portfolio would be vulnerable. We expect the S&P 500 as a whole to offer more consistent growth in the long run. We believe that taking that as a target for our core holdings is a conservative strategy well suited to balanced fund investors."

PORTFOLIO MANAGERS

[PHOTO]
Mark Stumpp

[PHOTO]
Warren E. Spitz

[PHOTO]
Tony Rodriguez

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
Stocks                                                                 51.8%
Bonds                                                                  42.3%
Money Market                                                            5.9%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Sectors - Stocks

                                                                   as of 6/30/98
                                                                   -------------
Retail                                                                  3.5%
Financial Services                                                      3.4%
Telecommunications                                                      3.0%
Oil & Gas                                                               2.9%
Drugs & Medical Supplies                                                2.9%

Top Sectors - Bonds

                                                                   as of 6/30/98
                                                                   -------------
U.S. Gov't                                                              7.9%
Financial                                                               4.7%
Investment Banking                                                      3.9%
Banks and Savings & Loans                                               3.8%
Airlines                                                                2.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $4,583,320,291)..........................  $4,832,107,546
    Cash.......................................       3,202,046
    Interest and dividends receivable..........      46,760,098
    Receivable for investments sold............       6,926,846
    Receivable for capital stock sold..........       5,445,317
    Due from broker -- variation margin........         117,141
                                                 --------------
      Total Assets.............................   4,894,558,994
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      13,590,557
    Payable to investment adviser..............       6,704,966
    Payable for capital stock repurchased......       5,396,000
    Accrued expenses...........................         638,774
                                                 --------------
      Total Liabilities........................      26,330,297
                                                 --------------
  NET ASSETS...................................  $4,868,228,697
                                                 ==============

    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,067,123
      Paid-in capital, in excess of par........   4,341,599,463
                                                 --------------
                                                  4,344,666,586
    Undistributed net investment income........      51,098,196
    Accumulated net realized gains on
      investments..............................     223,156,007
    Net unrealized appreciation on
      investments..............................     249,307,908
                                                 --------------
    Net assets, June 30, 1998..................  $4,868,228,697
                                                 ==============

    Net asset value and redemption price per
      share, 306,712,286 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        15.87
                                                 ==============


STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $138,143 foreign
      withholding tax).........................  $    11,211,663
    Interest...................................      104,700,485
                                                 ---------------
                                                     115,912,148
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       13,180,769
    Custodian expense..........................          276,000
    Shareholders' reports......................          257,000
    Accounting fees............................           84,000
    Audit fees.................................           32,000
    Directors' fees............................            1,500
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            1,727
                                                 ---------------
      Total expenses...........................       13,833,996
    Less: Custodian fee credit.................          (26,737)
                                                 ---------------
      Net Expenses.............................       13,807,259
                                                 ---------------
  NET INVESTMENT INCOME........................      102,104,889
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      227,916,295
      Futures contracts........................       (2,292,852)
                                                 ---------------
                                                     225,623,443
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       44,588,880
      Futures contracts........................        2,295,878
                                                 ---------------
                                                      46,884,758
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      272,508,201
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   374,613,090
                                                 ===============


STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    102,104,889     $   209,904,550
    Net realized gain on investments.......................................................        225,623,443         525,175,186
    Net change in unrealized appreciation (depreciation) on investments....................         46,884,758        (148,830,270)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        374,613,090         586,249,466
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (51,955,739)       (209,004,256)
    Distributions from net realized capital gains..........................................        (39,410,229)       (518,358,296)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (91,365,968)       (727,362,552)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,390,587 and 4,585,160 shares, respectively]......................         37,094,487          74,015,405
    Capital stock issued in reinvestment of dividends and distributions [5,824,772 and
     47,801,252 shares, respectively]......................................................         91,365,968         727,362,552
    Capital stock repurchased [(18,414,233) and (24,112,955) shares, respectively].........       (287,710,919)       (394,841,365)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........       (159,250,464)        406,536,592
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        123,996,658         265,423,506
  NET ASSETS:
    Beginning of period....................................................................      4,744,232,039       4,478,808,533
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  4,868,228,697     $ 4,744,232,039
                                                                                             ==================  ===================
    (a) Includes undistributed net investment income of:...................................   $     51,098,196     $       949,046
                                                                                             ------------------  -------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $5,369,850,955)..........................  $5,769,431,184
    Cash.......................................         143,061
    Interest and dividends receivable..........      38,120,969
    Receivable for investments sold............       7,994,902
    Receivable for capital stock sold..........       4,136,837
                                                 --------------
      Total Assets.............................   5,819,826,953
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      17,318,973
    Payable to investment adviser..............       8,678,720
    Payable for capital stock repurchased......       4,088,061
    Due to broker -- variation margin..........       1,626,609
    Accrued expenses and other liabilities.....         695,465
                                                 --------------
      Total Liabilities........................      32,407,828
                                                 --------------
  NET ASSETS...................................  $5,787,419,125
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,123,731
      Paid-in capital, in excess of par........   4,889,030,923
                                                 --------------
                                                  4,892,154,654
    Undistributed net investment income........      47,300,836
    Accumulated net realized gains on
      investments..............................     442,215,145
    Net unrealized appreciation on
      investments..............................     405,748,490
                                                 --------------
    Net assets, June 30, 1998..................  $5,787,419,125
                                                 ==============
    Net asset value and redemption price per
      share, 312,373,121 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        18.53
                                                 ==============


STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $460,257 foreign
      withholding tax).........................  $    19,946,557
    Interest...................................       85,706,492
                                                 ---------------
                                                     105,653,049
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       16,885,730
    Shareholders' reports......................          297,000
    Custodian expense..........................          277,000
    Accounting fees............................           80,000
    Audit fees.................................           36,000
    Legal fees.................................            2,000
    Miscellaneous expenses.....................            1,901
    Directors' fees............................            1,000
                                                 ---------------
      Total expenses...........................       17,580,631
    Less: custodian fee credit.................          (45,667)
                                                 ---------------
      Net Expenses.............................       17,534,964
                                                 ---------------
  NET INVESTMENT INCOME........................       88,118,085
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      443,417,766
      Futures..................................        1,427,954
      Short Sales..............................          479,595
                                                 ---------------
                                                     445,325,315
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      (20,841,265)
      Futures..................................        7,730,683
                                                 ---------------
                                                     (13,110,582)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      432,214,733
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   520,332,818
                                                 ===============


STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     88,118,085     $   160,063,955
    Net realized gain on investments.......................................................        445,325,315         867,691,914
    Net change in unrealized appreciation (depreciation) on investments....................        (13,110,582)       (163,603,096)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        520,332,818         864,152,773
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (41,586,113)       (159,343,911)
    Distributions from net realized capital gains..........................................        (85,557,864)       (823,214,223)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (127,143,977)       (982,558,134)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,016,527 and 4,859,580 shares, respectively]......................         40,527,340          92,765,042
    Capital stock issued in reinvestment of dividends and distributions [6,883,851 and
     56,453,647 shares, respectively]......................................................        127,143,977         982,558,134
    Capital stock repurchased [(14,238,318) and (18,791,325) shares, respectively].........       (263,583,127)       (363,698,408)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........        (95,911,810)        711,624,768
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        297,277,031         593,219,407
  NET ASSETS:
    Beginning of period....................................................................      5,490,142,094       4,896,922,687
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  5,787,419,125     $ 5,490,142,094
                                                                                             ==================  ===================
    (a) Includes undistributed net investment income of:...................................   $     47,300,836     $       768,864
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                        CONSERVATIVE BALANCED PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 94.4%                                    PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS -- 57.4%                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AEROSPACE -- 0.4%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  21,400  $   21,314,400
                                                                             --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1           2,875       2,936,813
                                                                             --------------
AIRLINES -- 3.6%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,743,800
    10.375%, 02/01/11 (c).........................      Baa3         37,905      50,018,680
  United Airlines, Inc.,
    5.908%, 03/02/04..............................      Aa2           7,812       7,780,721
    9.75%, 08/15/21...............................      Baa3          8,125      10,577,531
    10.67%, 05/01/04..............................      Baa3         46,665      55,753,475
    11.21%, 05/01/14..............................      Baa3         18,433      25,606,755
                                                                             --------------
                                                                                175,480,962
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.7%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,521,450
    6.17%, 03/25/03...............................      Aaa           6,000       6,041,280
    6.28%, 09/25/05...............................      Aaa           7,000       7,101,920
  Standard Credit Card Master
    Trust, 5.95%, 10/07/04 (c)....................      Aaa           4,650       4,639,816
  Team Financing Corp.,
    7.35%, 05/15/03...............................      Aa2          11,000      11,388,410
                                                                             --------------
                                                                                 34,692,876
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 4.3%
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,308,000
  Bankers Trust New York Corp.,
    5.754%, 08/06/00..............................       A2           7,500       7,473,750
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,478,250
    7.08%, 10/30/01...............................      Baa3         35,100      35,856,054
    7.35%, 06/20/00...............................      Baa3          8,100       8,267,751
    8.125%, 03/01/00..............................      Baa3         13,150      13,534,637
  Chemical Banking,
    5.891%, 02/28/00..............................      Aa3           4,000       4,017,600
  Citicorp,
    5.748%, 08/13/01..............................      Aa3           3,000       3,005,400
  First Chicago NBD Corp.,
    5.788%, 09/23/02..............................       A1           8,000       7,964,000
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49 (c)...........................       A3          10,000      10,254,400
  Merita Bank Ltd.,
    7.50%, 12/29/49...............................       NR          15,000      15,561,600
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1           8,400       8,658,132
  Nationsbank Corp.,
    5.858%, 06/19/02..............................       A1           5,000       5,028,300
  Okobank, (Finland),
    7.238%, 09/29/49 (c)..........................       A3          18,750      18,328,125
    7.325%, 10/29/49..............................       A3           9,000       9,081,000
    7.70%, 10/29/49...............................       A3           3,500       3,531,500

JUNE 30, 1998 (UNAUDITED)
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (c)...........................      Aa3       $  17,400  $   17,740,342
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49..............................       A1          10,000      10,200,000
                                                                             --------------
                                                                                211,288,841
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.3%
  Cable & Wire Communications, Inc.,
    6.375%, 03/06/03..............................      Baa1          8,400       8,421,000
    6.625%, 03/06/05..............................      Baa1          4,600       4,628,750
  Continental Cablevision,
    Inc., 8.50%, 09/15/01.........................      Ba2           5,545       5,889,455
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Baa3         12,000      11,955,720
    6.375%, 09/15/99..............................      Baa3          8,000       8,036,720
    7.375%, 02/15/00..............................      Ba1          40,700      41,556,735
    8.25%, 01/15/03...............................      Baa3          2,000       2,160,360
    9.25%, 04/15/02...............................      Baa3          9,500      10,472,040
    9.875%, 06/15/22..............................      Baa3         12,900      17,504,010
                                                                             --------------
                                                                                110,624,790
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.7%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         23,000      22,770,000
    6.50%, 04/15/08...............................      Baa1         11,700      11,551,878
                                                                             --------------
                                                                                 34,321,878
                                                                             --------------
CONSULTING -- 1.0%
  Comdisco, Inc., M.T.N.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.11%, 08/04/99...............................      Baa1         12,500      12,533,375
    6.375%, 11/30/01..............................      Baa1         21,500      21,591,160
                                                                             --------------
                                                                                 46,593,285
                                                                             --------------
CONSUMER SERVICES
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,700,650
                                                                             --------------
CONTAINERS -- 0.9%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          30,000      30,291,000
    7.50%, 05/15/10...............................      Ba1             800         811,176
    7.80%, 05/15/18...............................      Ba1          12,000      12,307,320
                                                                             --------------
                                                                                 43,409,496
                                                                             --------------
DIVERSIFIED CONSUMER PRODUCT -- 0.1%
  National Australia,
    6.40%, 12/10/07...............................                    5,600       5,772,088
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.2%
  Mallinckrodt, Inc.,
    6.30%, 03/15/01...............................      Baa2         11,500      11,485,625
                                                                             --------------
FINANCIAL SERVICES -- 14.3%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          10,000      14,561,700
    7.25%, 08/16/99...............................       B2           3,000       2,964,210
    7.50%, 08/28/00...............................      Ba2          35,000      33,813,150
  Arkwright Corp.,,
    9.625%, 08/15/26..............................      Baa3          8,000       9,330,000
  AT&T Capital Corp., M.T.N.,
    6.25%, 05/15/01...............................      Baa3         35,500      35,587,330
  Avco Financial Services,
    5.739%, 11/17/99..............................       A2           3,500       3,496,150
  Bear Stearns & Co,
    6.50%, 07/05/00...............................       A2          20,000      20,180,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Central Hispano Financial Services,
    6.219%, 04/28/05..............................       A3       $  10,000  $   10,040,000
  Conseco, Inc.,
    6.80%, 06/15/05 (c)...........................      Baa3         13,000      12,951,250
    8.70%, 11/15/26...............................      Ba2          29,813      33,515,809
    8.796%, 04/01/27..............................      Ba2           9,400      10,650,012
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1          34,000      33,983,680
    8.375%, 08/15/03..............................      Ba1          16,085      16,657,465
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,424,707
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         11,200      11,256,000
    6.95%, 03/01/04...............................      Baa2         17,500      17,740,625
    7.00%, 06/15/00...............................      Baa2         23,000      23,345,000
    7.50%, 06/15/03...............................      Baa3          5,000       5,297,500
    8.75%, 12/15/99...............................      Baa2          5,000       5,200,000
  Ford Motor Credit Co.,
    5.813%, 02/13/03..............................       A1           4,000       3,999,040
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A2          30,300      30,224,250
  Lehman Brothers Holdings, Inc.,
    5.988%, 09/03/02..............................      Baa1          4,000       3,992,360
    6.33%, 08/01/00...............................      Baa1         30,000      30,166,200
    6.40%, 08/30/00...............................      Baa1         79,000      79,444,770
    6.71%, 10/12/99...............................      Baa1          6,000       6,056,940
    6.89%, 10/10/00...............................      Baa1         10,545      10,729,221
    7.125%, 07/15/02..............................      Baa1         16,000      16,516,320
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,224,425
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    5.838%, 06/24/03..............................      Aa3           4,000       3,996,000
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          20,000      19,986,000
    5.941%, 02/13/01..............................       A1           2,000       2,000,000
    6.09%, 03/09/01...............................       A1          21,000      21,027,300
  PaineWebber Group, Inc.,
    7.015%, 02/10/04..............................      Baa1          6,000       6,250,080
    7.625%, 10/15/08..............................      Baa1          5,000       5,418,400
  PT Alatief Freeport Financial Co., Sr. Notes
    (Netherlands),
    9.75%, 04/15/01...............................       B3           8,950       7,965,500
  Salomon, Inc.,
    6.50%, 03/01/00 (c)...........................       A2          38,500      38,792,600
    6.59%, 02/21/01...............................       A2           9,750       9,885,135
    6.75%, 02/15/03...............................      Baa1          5,000       5,100,350
    7.25%, 05/01/01...............................       A2           8,625       8,869,691
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,016,200
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          36,454      36,444,440
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         12,000      12,919,560
  US West Capital Corp.,
    6.875%, 07/15/28..............................       A3          12,700      12,706,350
                                                                             --------------
                                                                                695,726,120
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FOREST PRODUCTS -- 0.4%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3      $  17,500  $   17,478,125
                                                                             --------------
INDUSTRIAL -- 1.8%
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03..............................       NR           7,600       7,315,000
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,494,375
    7.70%, 06/15/28...............................      Baa1          5,000       5,052,700
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          50,000      49,941,500
    6.50%, 05/15/03...............................      Baa1         20,000      19,955,400
                                                                             --------------
                                                                                 86,758,975
                                                                             --------------
LODGING -- 0.9%
  ITT Corp.,
    6.25%, 11/15/00...............................      Ba1          23,703      23,100,944
    6.75%, 11/15/03...............................      Baa2         21,500      20,792,650
                                                                             --------------
                                                                                 43,893,594
                                                                             --------------
MEDIA -- 1.5%
  CBS Corp.,
    7.15%, 05/20/05...............................      Ba1           9,100       9,100,000
  Paramount Communications, Inc., Sr. Notes,
    7.50%, 01/15/02...............................      Ba2           6,425       6,598,539
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,564,285
    8.11%, 08/15/06...............................      Baa3          1,500       1,653,540
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          27,975      29,805,964
                                                                             --------------
                                                                                 74,722,328
                                                                             --------------
MISCELLANEOUS -- 0.3%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba1          10,000       9,961,600
    7.60%, 06/01/08...............................      Ba1           6,100       6,072,977
                                                                             --------------
                                                                                 16,034,577
                                                                             --------------
OIL & GAS SERVICES -- 3.5%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa2          4,000       4,116,000
  KN Energy, Inc.,
    6.30%, 03/01/01...............................      Baa2         27,550      27,595,733
  R&B Falcon Corp.,
    6.50%, 04/15/03...............................      Ba1          37,050      36,664,680
    6.75%, 04/15/05...............................      Ba1          34,000      33,616,820
  Vastar Resources,
    6.00%, 04/20/10...............................      Baa1         10,000       9,996,000
  Williams Companies, Inc.,
    5.95%, 02/15/00...............................      Baa2         37,000      36,863,100
    5.95%, 02/15/10...............................                   22,000      21,918,600
                                                                             --------------
                                                                                170,770,933
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.3%
  ERP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1          6,000       5,988,000
    6.625%, 02/15/05..............................      Bbb1         17,938      17,950,557
    6.63%, 04/13/15...............................       A3          22,400      22,512,000
  Felcor Suite Hotels, Inc.,
    7.625%, 10/01/07..............................      Ba1           8,000       7,961,360
  First Industrial, L.P.,
    6.50%, 04/05/11...............................      Baa2          9,000       9,011,250
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2          7,500       7,443,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Simon Debartolo Group, Inc.,
    6.75%, 07/15/04...............................      Baa1      $   8,000  $    7,990,640
    6.75%, 06/15/05...............................      Baa1         17,500      17,390,625
    6.875%, 10/27/05..............................      Baa1         14,858      14,827,987
                                                                             --------------
                                                                                111,076,169
                                                                             --------------
RETAIL -- 3.6%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02 (c)..........................      Baa2         41,030      43,828,246
    8.50%, 06/15/03...............................      Baa2         32,400      35,316,000
    10.00%, 02/15/01..............................      Baa2         54,037      58,846,293
  Fred Meyer, Inc.,
    7.15%, 03/01/03...............................      Ba2          30,000      30,147,900
  Rite Aid Corp.,
    6.70%, 12/15/01...............................      Baa1          5,000       5,075,000
                                                                             --------------
                                                                                173,213,439
                                                                             --------------
TELECOMMUNICATIONS -- 1.2%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Baa1         22,550      23,389,537
    7.50%, 03/01/06...............................      Baa1         25,000      26,649,500
    7.60%, 04/01/09...............................      Baa1          6,250       6,762,313
                                                                             --------------
                                                                                 56,801,350
                                                                             --------------
TOBACCO -- 1.3%
  Philip Morris Cos., Inc.,
    6.15%, 03/15/10...............................       A2          40,000      39,950,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          6,900       7,195,804
    9.25%, 08/15/13...............................      Baa3         13,571      14,638,495
                                                                             --------------
                                                                                 61,784,299
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING
  Federal Express Corp., M.T.N.,
    10.05%, 06/15/99..............................      Baa3            500         517,860
                                                                             --------------
UTILITIES -- 1.1%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3         14,000      14,537,880
    7.625%, 01/15/07..............................      Baa3         16,000      17,008,480
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/04...............................      Baa1          4,000       4,074,840
    6.875%, 12/15/07..............................      Baa1          4,550       4,671,986
  Hydro-Quebec, (Canada),
    5.813%, 09/29/49..............................       A+           4,000       3,540,000
  Niagara Mohawk Power,
    7.375%, 08/01/03..............................      Ba1          10,000      10,425,600
                                                                             --------------
                                                                                 54,258,786
                                                                             --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 10.4%
  United States Treasury Bonds,
    5.50%, 05/31/03...............................                   11,100      11,101,776
    8.00%, 11/15/21...............................                   97,700     125,941,162


JUNE 30, 1998 (UNAUDITED)
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  United States Treasury Notes,
    5.375%, 02/15/01..............................                $  11,200  $   11,161,472
    5.50%, 01/31/03...............................                   14,000      13,989,080
    5.50%, 02/15/08...............................                    6,600       6,595,842
    5.625%, 05/15/08..............................                   55,125      55,874,149
    5.75%, 04/30/03...............................                   27,680      27,871,584
    5.875%, 02/15/04..............................                   20,200      20,572,488
    6.125%, 11/15/27..............................                  153,350     164,323,726
    6.50%, 05/31/01...............................                   43,400      44,511,908
    6.50%, 05/15/05...............................                   15,900      16,781,973
    7.875%, 11/15/04..............................                    6,500       7,300,280
                                                                             --------------
                                                                                506,025,440
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 0.5%
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2          16,500      13,860,000
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR           9,000       7,200,000
  Republic of Panama,
    6.75%, 05/14/02...............................      Ba1             923         900,023
  United Mexican States,
    7.002%, 06/27/02..............................      Ba2           1,000         976,000
                                                                             --------------
                                                                                 22,936,023
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,749,284,969)....................................................   2,792,619,722
                                                                             --------------

                                                                                 VALUE
COMMON STOCKS -- 36.3%                                           SHARES         (NOTE 2)
                                                              -------------  --------------
AEROSPACE -- 0.7%
  Aeroquip-Vickers, Inc.....................................          4,400         256,850
  AlliedSignal, Inc.........................................         88,300       3,918,312
  Boeing Co.................................................        156,500       6,974,031
  GenCorp, Inc..............................................        100,000       2,525,000
  General Dynamics Corp.....................................         19,700         916,050
  Goodrich (B.F.) Co........................................         11,300         560,762
  Litton Industries, Inc. (c)...............................         78,900       4,655,100
  Lockheed Martin Corp......................................         30,400       3,218,600
  Northrop Grumman Corp.....................................         10,500       1,082,812
  Parker-Hannifin Corp......................................         43,925       1,674,641
  Raytheon Co. (Class "B" Stock)............................         38,300       2,264,487
  United Technologies Corp..................................         36,500       3,376,250
                                                                             --------------
                                                                                 31,422,895
                                                                             --------------
AIRLINES -- 0.6%
  AMR Corp. (a).............................................        186,200      15,501,150
  Delta Air Lines, Inc......................................         11,700       1,512,225
  Southwest Airlines Co.....................................         34,600       1,025,025
  US Airways Group, Inc. (a)................................        129,200      10,239,100
                                                                             --------------
                                                                                 28,277,500
                                                                             --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a).............         73,800       2,449,237
  Nike, Inc. (Class "B" Stock)..............................         45,500       2,215,281
  Phillips-Van Heusen Corp..................................         96,300       1,420,425
  Reebok International Ltd. (a).............................          8,800         243,650
                                                                             --------------
                                                                                  6,328,593
                                                                             --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Chrysler Corp.............................................        249,400      14,059,925
  Cummins Engine Co., Inc...................................          6,000         307,500
  Dana Corp.................................................         16,400         877,400
  Echlin, Inc...............................................          9,900         485,719
  Ford Motor Co.............................................        283,500      16,726,500
  General Motors Corp.......................................        221,800      14,819,012

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Genuine Parts Co..........................................         28,000  $      967,750
  Johnson Controls, Inc.....................................         13,200         754,875
  Mascotech, Inc............................................         96,000       2,304,000
  Midas, Inc................................................         22,500         452,812
  Navistar International Corp. (a)..........................         11,300         326,287
  PACCAR, Inc...............................................         12,200         637,450
  Titan International, Inc..................................        102,950       1,750,150
  TRW, Inc..................................................         19,300       1,054,262
                                                                             --------------
                                                                                 55,523,642
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.5%
  Ahmanson (H.F.) & Co......................................         17,100       1,214,100
  Banc One Corp.............................................        109,900       6,133,794
  Bank of New York Co., Inc.................................         59,000       3,580,562
  BankAmerica Corp..........................................        108,600       9,387,112
  BankBoston Corp...........................................         45,600       2,536,500
  Bankers Trust Corp........................................         15,300       1,775,756
  BB&T Corp.................................................         22,300       1,508,037
  Chase Manhattan Corp......................................        132,000       9,966,000
  Citicorp..................................................         71,500      10,671,375
  Comerica, Inc.............................................         24,700       1,636,375
  First Chicago NBD Corp....................................         45,600       4,041,300
  First Union Corp..........................................        151,500       8,824,875
  Fleet Financial Group, Inc................................         42,700       3,565,450
  Golden West Financial Corp................................          8,900         946,181
  Huntington Bancshares, Inc................................         30,000       1,005,000
  KeyCorp...................................................         68,800       2,451,000
  Mellon Bank Corp..........................................         39,900       2,778,037
  Mercantile Bancorporation, Inc............................         20,500       1,032,687
  Morgan (J.P.) & Co., Inc..................................         27,800       3,256,075
  National City Corp........................................         51,400       3,649,400
  NationsBank Corp..........................................        147,275      11,266,537
  Northern Trust Corp.......................................         17,500       1,334,375
  Norwest Corp..............................................        118,300       4,421,462
  PNC Bank Corp.............................................         47,800       2,572,237
  Providian Financial Corp..................................         14,900       1,170,581
  Republic New York Corp....................................         17,100       1,076,231
  Summit Bancorp............................................         27,600       1,311,000
  Suntrust Banks, Inc.......................................         33,000       2,683,312
  Synovus Financial Corp....................................         41,150         977,312
  U.S. Bancorp..............................................        115,300       4,957,900
  Wachovia Corp.............................................         32,300       2,729,350
  Wells Fargo & Co..........................................         13,600       5,018,400
                                                                             --------------
                                                                                119,478,313
                                                                             --------------
BUSINESS SERVICES
  Equifax, Inc..............................................         23,500         853,344
  Omnicom Group, Inc........................................         25,400       1,266,825
                                                                             --------------
                                                                                  2,120,169
                                                                             --------------
CHEMICALS -- 0.9%
  Air Products & Chemicals, Inc.............................         36,900       1,476,000
  Dow Chemical Co...........................................         35,500       3,432,406
  Du Pont (E.I.) de Nemours & Co............................        177,200      13,223,550
  Eastman Chemical Co.......................................         12,300         765,675
  Ferro Corp................................................        137,100       3,470,344
  FMC Corp. (a).............................................          5,400         368,212
  Hercules, Inc.............................................         15,100         620,987
  Millennium Chemicals, Inc.................................        148,927       5,044,902
  Monsanto Co...............................................         92,900       5,190,787
  Engelhard Corp............................................         22,600         457,650
  Grace (W.R.) & Co.........................................         11,600         197,925
  Great Lakes Chemical Corp.................................          9,400         370,712
  Morton International, Inc.................................         20,400         510,000
  Praxair, Inc..............................................         24,700       1,156,269
  Raychem Corp..............................................         13,300         393,181

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Nalco Chemical Co.........................................         10,400  $      365,300
  OM Group, Inc.............................................         64,400       2,656,500
  Rohm & Haas Co............................................          9,600         997,800
  Sigma-Aldrich Corp........................................         15,700         551,462
  Union Carbide Corp........................................         19,300       1,030,137
                                                                             --------------
                                                                                 42,279,799
                                                                             --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (a).........................................        126,900       2,649,037
  Deluxe Corp...............................................         12,700         454,819
  Moore Corp. Ltd...........................................         13,900         184,175
                                                                             --------------
                                                                                  3,288,031
                                                                             --------------
COMPUTER SERVICES -- 1.4%
  3Com Corp. (a)............................................         55,500       1,703,156
  Adobe Systems, Inc........................................         10,800         458,325
  Autodesk, Inc.............................................          7,300         281,962
  Automatic Data Processing, Inc............................         46,800       3,410,550
  Bay Networks, Inc. (a)....................................         34,400       1,109,400
  Cabletron Systems, Inc. (a)...............................         24,800         333,250
  Ceridian Corp. (a)........................................         11,300         663,875
  Computer Associates International, Inc....................         85,500       4,750,594
  Computer Sciences Corp. (a)...............................         24,400       1,561,600
  EMC Corp. (a).............................................         77,700       3,481,931
  First Data Corp...........................................         67,000       2,231,937
  Microsoft Corp. (a).......................................        381,300      41,323,387
  Novell, Inc. (a)..........................................         55,000         701,250
  Oracle Corp. (a)..........................................        154,100       3,785,081
  Parametric Technology Corp. (a)...........................         40,200       1,090,425
  Silicon Graphics, Inc. (a)................................         29,400         356,475
                                                                             --------------
                                                                                 67,243,198
                                                                             --------------
COMPUTERS -- 1.3%
  Apple Computer, Inc. (a)..................................         20,800         596,700
  Cisco Systems, Inc. (a)...................................        159,400      14,674,762
  Compaq Computer Corp......................................        258,789       7,343,138
  Data General Corp. (a)....................................          7,600         113,525
  Dell Computer Corp. (a)...................................        102,200       9,485,437
  Gateway 2000, Inc. (a)....................................         24,300       1,230,187
  Hewlett-Packard Co........................................        162,900       9,753,637
  International Business Machines Corp......................        152,300      17,485,944
  Seagate Technology, Inc. (a)..............................         37,900         902,494
  Sun Microsystems, Inc. (a)................................         59,100       2,567,156
                                                                             --------------
                                                                                 64,152,980
                                                                             --------------
CONSTRUCTION -- 0.3%
  Centex Corp...............................................          9,300         351,075
  Fluor Corp................................................         13,100         668,100
  Foster Wheeler Corp.......................................          6,400         137,200
  Oakwood Homes Corp........................................        141,600       4,248,000
  Owens Corning.............................................          8,400         342,825
  Pulte Corp................................................          6,600         197,175
  Standard Pacific Corp.....................................        156,600       3,229,875
  Webb (Del E.) Corp........................................        142,600       3,698,687
                                                                             --------------
                                                                                 12,872,937
                                                                             --------------
CONTAINERS -- 0.1%
  Ball Corp.................................................          4,700         188,881
  Bemis Co., Inc............................................          8,300         339,262
  Crown Cork & Seal Co., Inc................................         20,100         954,750
  Owens-Illinois, Inc. (a)..................................         82,500       3,691,875
  Sealed Air Corp. (a)......................................         12,900         474,075
  Stone Container Corp. (a).................................         15,600         243,750
                                                                             --------------
                                                                                  5,892,593
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)......................          8,900  $      258,100
  Avon Products, Inc........................................         20,700       1,604,250
  Colgate-Palmolive Co......................................         46,300       4,074,400
  Gillette Co...............................................        175,400       9,942,987
  International Flavors & Fragrances, Inc...................         17,100         742,781
  Procter & Gamble Co.......................................        210,200      19,141,337
                                                                             --------------
                                                                                 35,763,855
                                                                             --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.......................................         16,100         865,375
  Pitney Bowes, Inc.........................................         42,800       2,059,750
  Unisys Corp. (a)..........................................         39,100       1,104,575
  Xerox Corp................................................         51,000       5,182,875
                                                                             --------------
                                                                                  9,212,575
                                                                             --------------
DIVERSIFIED OPERATIONS -- 1.0%
  Cognizant Corp............................................         25,400       1,600,200
  Fortune Brands, Inc.......................................         26,900       1,033,969
  General Electric Capital Corp.............................        512,500      46,637,500
                                                                             --------------
                                                                                 49,271,669
                                                                             --------------
DRUGS AND MEDICAL SUPPLIES -- 3.2%
  Abbott Laboratories.......................................        239,600       9,793,650
  Allergan, Inc.............................................         10,200         473,025
  ALZA Corp. (a)............................................         13,400         579,550
  American Home Products Corp...............................        203,500      10,531,125
  Amgen, Inc. (a)...........................................         41,200       2,693,450
  Bard (C.R.), Inc..........................................          8,900         338,756
  Bausch & Lomb, Inc........................................          8,700         436,087
  Baxter International, Inc.................................         43,900       2,362,369
  Becton, Dickinson & Co....................................         19,100       1,482,637
  Biomet, Inc...............................................         17,500         578,594
  Boston Scientific Corp. (a)...............................         30,500       2,184,562
  Bristol-Myers Squibb Co...................................        155,700      17,895,769
  Cardinal Health, Inc......................................         17,200       1,612,500
  Guidant Corp..............................................         23,600       1,682,975
  Johnson & Johnson.........................................        210,600      15,531,750
  Lilly (Eli) & Co..........................................        173,700      11,475,056
  Mallinckrodt, Inc.........................................         11,400         338,437
  Medtronic, Inc............................................         73,400       4,679,250
  Merck & Co., Inc..........................................        187,700      25,104,875
  Pfizer, Inc...............................................        202,500      22,009,219
  Pharmacia & Upjohn, Inc...................................         79,500       3,666,937
  Schering-Plough Corp......................................        114,700      10,509,387
  St. Jude Medical, Inc. (a)................................         14,400         530,100
  United States Surgical Corp...............................         11,900         542,937
  Warner-Lambert Co.........................................        127,900       8,873,062
                                                                             --------------
                                                                                155,906,059
                                                                             --------------
ELECTRONICS -- 0.9%
  Advanced Micro Devices, Inc. (a)..........................         22,200         378,787
  AMP Inc...................................................         34,500       1,185,937
  Applied Materials, Inc. (a)...............................         57,300       1,690,350
  Belden, Inc...............................................         68,200       2,088,625
  EG&G, Inc.................................................          7,100         213,000
  Emerson Electric Co.......................................         69,400       4,190,025
  Grainger (W.W.), Inc......................................         15,600         777,075
  Harris Corp...............................................         12,500         558,594
  Honeywell, Inc............................................         19,900       1,662,894
  Intel Corp................................................        256,200      18,990,825
  KLA-Tencor Corp. (a)......................................         13,200         365,475
  LSI Logic Corp. (a).......................................         22,200         511,987
  Micron Technology, Inc. (a)...............................         33,100         821,294

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Motorola, Inc.............................................         93,500  $    4,914,594
  Perkin-Elmer Corp.........................................          7,600         472,625
  Rockwell International Corp...............................         31,500       1,513,969
  Tektronix, Inc............................................          7,900         279,462
  Texas Instruments, Inc....................................         61,100       3,562,894
  Thomas & Betts Corp.......................................          8,600         423,550
                                                                             --------------
                                                                                 44,601,962
                                                                             --------------
ENGINEERING & CONSTRUCTION
  Giant Cement Holdings, Inc. (a)...........................         59,100       1,691,737
                                                                             --------------
ENVIRONMENTAL SERVICES
  Browning-Ferris Industries, Inc...........................         28,800       1,000,800
                                                                             --------------
FINANCIAL SERVICES -- 2.1%
  American Express Co.......................................         72,800       8,299,200
  Associates First Capital Corp.............................         79,327       6,098,263
  Beneficial Corp...........................................          8,300       1,271,456
  Block (H.R.), Inc.........................................         16,400         690,850
  Countrywide Credit Industries, Inc........................         17,000         862,750
  Federal Home Loan Mortgage Corp...........................        108,800       5,120,400
  Federal National Mortgage Association.....................        166,200      10,096,650
  Fifth Third Bancorp.......................................         36,500       2,299,500
  Franklin Resource, Inc....................................         39,600       2,138,400
  Green Tree Financial Corp.................................         21,300         911,906
  Household International, Inc..............................         50,300       2,502,425
  Lehman Brothers Holdings, Inc.............................        190,000      14,736,875
  MBNA Corp.................................................         78,500       2,590,500
  Merrill Lynch & Co., Inc..................................        111,400      10,276,650
  Morgan Stanley Dean Witter & Co...........................        147,690      13,495,174
  Schwab (Charles) Corp.....................................         41,600       1,352,000
  State Street Corp.........................................         25,200       1,751,400
  Sunamerica, Inc...........................................         30,600       1,757,587
  Transamerica Corp.........................................          9,800       1,128,225
  Travelers Group, Inc......................................        230,550      13,977,094
  Washington Mutual, Inc....................................         60,450       2,625,797
                                                                             --------------
                                                                                103,983,102
                                                                             --------------
FOOD & BEVERAGES -- 1.7%
  Anheuser-Busch Companies, Inc.............................         76,700       3,619,281
  Archer-Daniels-Midland Co.................................         89,500       1,734,062
  Bestfoods.................................................         45,100       2,618,619
  Brown-Forman Corp. (Class "B" Stock)......................         10,800         693,900
  Campbell Soup Co..........................................         71,500       3,798,437
  Coca-Cola Co..............................................        387,300      33,114,150
  ConAgra, Inc..............................................         74,500       2,360,719
  Coors (Adolph) Co. (Class "B" Stock)......................          5,800         197,200
  General Mills, Inc........................................         24,800       1,695,700
  Giant Food, Inc. (Class "A" Stock)........................          9,400         404,787
  Heinz (H.J.) & Co.........................................         57,200       3,210,350
  Hershey Foods Corp........................................         22,400       1,545,600
  Kellogg Co................................................         64,400       2,419,025
  PepsiCo, Inc..............................................        237,600       9,786,150
  Pioneer Hi-Bred International, Inc........................         38,300       1,584,662
  Quaker Oats Co............................................         21,700       1,192,144
  Ralston-Ralston Purina Group..............................         16,800       1,962,450
  Sara Lee Corp.............................................         74,100       4,144,969
  Seagram Co., Ltd..........................................         55,800       2,284,312
  Sysco Corp................................................         53,300       1,365,812
  Whitman Corp..............................................        135,000       3,096,562
  Wrigley (William) Jr. Co..................................         18,200       1,783,600
                                                                             --------------
                                                                                 84,612,491
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
FOREST PRODUCTS -- 0.5%
  Boise Cascade Corp........................................        145,600  $    4,768,400
  Champion International Corp...............................         96,200       4,731,837
  Fort James Corp...........................................         32,700       1,455,150
  Georgia-Pacific Corp......................................         14,500         854,594
  International Paper Co....................................         47,300       2,033,900
  Louisiana-Pacific Corp....................................        175,400       3,201,050
  Mead Corp.................................................         96,500       3,063,875
  Potlatch Corp.............................................          4,500         189,000
  Temple-Inland, Inc........................................          8,900         479,487
  Union Camp Corp...........................................         10,900         540,912
  Westvaco Corp.............................................         16,000         452,000
  Weyerhaeuser Co...........................................         31,300       1,445,669
  Willamette Industries, Inc................................         70,300       2,249,600
                                                                             --------------
                                                                                 25,465,474
                                                                             --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group.....................................         13,000         723,125
  Consolidated Natural Gas Co...............................         15,000         883,125
  Peoples Energy Corp.......................................          5,500         212,437
  Sempra Energy (a).........................................         19,699         546,668
  Sonat, Inc................................................         17,200         664,350
  Williams Companies, Inc...................................         64,400       2,173,500
                                                                             --------------
                                                                                  5,203,205
                                                                             --------------
HEALTHCARE -- 0.1%
  Smith (A.O.) Corp.........................................         71,500       3,695,656
                                                                             --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp..............................        305,200       8,888,950
  Healthsouth Corp. (a).....................................         61,600       1,643,950
  Humana, Inc. (a)..........................................         25,700         801,519
  Manor Care, Inc...........................................         10,000         384,375
  Service Corp. International...............................         39,400       1,689,275
  Shared Medical Systems Corp...............................          4,100         301,094
  Tenet Healthcare Corp. (a)................................         48,000       1,500,000
                                                                             --------------
                                                                                 15,209,163
                                                                             --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.................................................         16,200       1,545,075
  Kimberly-Clark Corp.......................................         87,000       3,991,125
  Leggett & Platt, Inc......................................        116,600       2,915,000
                                                                             --------------
                                                                                  8,451,200
                                                                             --------------
HOUSING RELATED -- 0.4%
  Armstrong World Industries, Inc...........................          6,400         431,200
  Fleetwood Enterprises, Inc................................          5,700         228,000
  Hanson, PLC, ADR, (United Kingdom)........................        305,362       9,256,286
  Kaufman & Broad Home Corp.................................          6,100         193,675
  Lowe's Companies, Inc.....................................         54,800       2,222,825
  Masco Corp................................................         25,900       1,566,950
  Maytag Corp...............................................         14,900         735,687
  Owens Corning.............................................        100,100       4,085,331
  Stanley Works.............................................         14,000         581,875
  Tupperware Corp...........................................          9,600         270,000
  Whirlpool Corp............................................         11,700         804,375
                                                                             --------------
                                                                                 20,376,204
                                                                             --------------
INSURANCE -- 1.6%
  Aetna, Inc................................................         23,300       1,773,712
  Allstate Corp.............................................         67,200       6,153,000
  American General Corp.....................................         39,700       2,826,144
  American International Group, Inc.........................        109,900      16,045,400
  Aon Corp..................................................         26,300       1,847,575
  Berkley (W.R.) Corp.......................................         43,100       1,726,694
  Chubb Corp................................................         26,700       2,146,012
  CIGNA Corp................................................         34,800       2,401,200

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Cincinnati Financial Corp.................................         25,800  $      990,075
  Conseco, Inc..............................................         29,500       1,379,125
  Financial Security Assurance Holdings Ltd.................         34,600       2,032,750
  General Re Corp...........................................         12,300       3,118,050
  Hartford Financial Services Group, Inc....................         18,500       2,115,937
  Jefferson-Pilot Corp......................................         16,600         961,762
  Lincoln National Corp.....................................         16,000       1,462,000
  Loews Corp................................................         47,500       4,138,437
  Marsh & McLennan Companies, Inc...........................         39,900       2,411,456
  MBIA, Inc.................................................         15,300       1,145,587
  MGIC Investment Corp......................................         17,900       1,021,419
  PennCorp Financial Group, Inc.............................         81,600       1,672,800
  Progressive Corp..........................................         11,300       1,593,300
  Provident Companies, Inc..................................         54,300       1,873,350
  Reinsurance Group of America, Inc.........................        117,450       6,944,231
  SAFECO Corp...............................................         22,100       1,004,169
  St. Paul Companies, Inc...................................         36,200       1,522,662
  TIG Holdings, Inc.........................................         86,900       1,998,700
  Torchmark Corp............................................         21,900       1,001,925
  Trenwick Group, Inc.......................................         65,950       2,561,745
  United Healthcare Corp....................................         29,500       1,873,250
  UNUM Corp.................................................         21,700       1,204,350
                                                                             --------------
                                                                                 78,946,817
                                                                             --------------
INTRUMENTS - CONTROLS
  Flowserve Corp............................................         40,186         989,580
  Parker Hannifin Corp......................................         17,400         663,375
                                                                             --------------
                                                                                  1,652,955
                                                                             --------------
LEISURE -- 0.3%
  Brunswick Corp............................................         15,600         386,100
  Disney (Walt) Co..........................................        105,700      11,105,106
  Harrah's Entertainment, Inc. (a)..........................         15,800         367,350
  King World Productions, Inc. (a)..........................         11,500         293,250
  Mirage Resorts, Inc. (a)..................................         28,100         598,881
                                                                             --------------
                                                                                 12,750,687
                                                                             --------------
LODGING
  Hilton Hotels Corp........................................         39,200       1,117,200
  Marriott International, Inc. (Class "A" Stock)............         40,000       1,295,000
                                                                             --------------
                                                                                  2,412,200
                                                                             --------------
MACHINERY -- 0.4%
  Briggs & Stratton Corp....................................          3,900         146,006
  Case Corp.................................................        100,200       4,834,650
  Caterpillar, Inc..........................................         58,300       3,082,612
  Cincinnati Milacron, Inc..................................          6,300         153,169
  Cooper Industries, Inc....................................         19,000       1,043,812
  Deere & Co................................................         39,100       2,067,412
  Dover Corp................................................         34,800       1,191,900
  DT Industries, Inc........................................         36,400         882,700
  Eaton Corp................................................         11,200         870,800
  Global Industrial Technologies, Inc. (a)..................         62,400         897,000
  Harnischfeger Industries, Inc.............................          7,500         212,344
  Ingersoll-Rand Co.........................................         25,900       1,141,219
  McDermott International, Inc..............................          9,500         327,156
  Paxar Corp................................................        233,725       2,687,837
  Snap-On, Inc..............................................          9,500         344,375
  Timken Co.................................................          9,900         305,044
                                                                             --------------
                                                                                 20,188,036
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
MANUFACTURING -- 0.2%
  Hussmann International, Inc...............................         67,500  $    1,252,969
  Illinois Tool Works, Inc..................................         39,100       2,607,481
  Tyco International Ltd....................................         89,600       5,644,800
                                                                             --------------
                                                                                  9,505,250
                                                                             --------------
MEDIA -- 1.3%
  CBS Corp..................................................        307,200       9,753,600
  Central Newspapers, Inc. (Class "A" Stock)................         50,800       3,543,300
  Clear Channel Communications, Inc. (a)....................         19,300       2,106,113
  Comcast Corp. (Special Class "A" Stock)...................         54,700       2,220,478
  Donnelley (R.R.) & Sons Co................................         22,800       1,043,100
  Dow Jones & Co., Inc......................................         15,100         841,825
  Dun & Bradstreet Corp.....................................         26,700         964,538
  Eastman Kodak Co..........................................         50,900       3,718,881
  Gannett Co., Inc..........................................         44,400       3,155,175
  HBO & Co..................................................         66,000       2,326,500
  Houghton Mifflin Co.......................................         59,700       1,895,475
  Interpublic Group of Companies, Inc.......................         19,700       1,195,544
  Knight Ridder, Inc........................................         71,600       3,942,475
  Lee Enterprises, Inc......................................         51,700       1,583,313
  McGraw-Hill, Inc..........................................         15,500       1,264,219
  Mediaone Group, Inc.......................................         95,100       4,178,456
  Meredith Corp.............................................          8,300         389,581
  New York Times Co. (Class "A" Stock)......................         15,000       1,188,750
  Tele-Communications, Inc. (Series "A" Stock) (a)..........         79,400       3,051,938
  Time Warner, Inc..........................................         90,600       7,740,638
  Times Mirror Co. (Class "A" Stock)........................         13,900         873,963
  Tribune Co................................................         19,300       1,328,081
  Viacom, Inc. (Class "B" Stock) (a)........................         55,300       3,221,225
                                                                             --------------
                                                                                 61,527,168
                                                                             --------------
METALS - FERROUS -- 0.2%
  Allegheny Teledyne, Inc...................................         30,700         702,263
  Armco, Inc. (a)...........................................         16,900         107,738
  Bethlehem Steel Corp.(a)..................................        225,200       2,800,925
  Inland Steel Industries, Inc..............................          7,700         217,044
  LTV Corp..................................................        208,300       1,991,869
  Material Sciences Corp. (a)...............................         98,500       1,145,063
  National Steel Corp. (Class "B" Stock) (a)................         42,900         509,438
  Nucor Corp................................................         13,800         634,800
  USX-U.S. Steel Group, Inc.................................         68,500       2,260,500
  Worthington Industries, Inc...............................         15,200         228,950
                                                                             --------------
                                                                                 10,598,590
                                                                             --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum Ltd........................................         35,600         983,450
  Aluminum Company of America...............................        186,900      12,323,719
  Cyprus Amax Minerals Co...................................         14,600         193,450
  Inco Ltd..................................................         26,200         356,975
  Reynolds Metals Co........................................         11,600         648,875
                                                                             --------------
                                                                                 14,506,469
                                                                             --------------
MINERAL RESOURCES
  ASARCO, Inc...............................................          6,300         140,175
  Burlington Resources, Inc.................................         27,600       1,188,525
  Homestake Mining Co.......................................         33,100         343,413
  Phelps Dodge Corp.........................................          9,200         526,125
                                                                             --------------
                                                                                  2,198,238
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  Coltec Industries, Inc....................................         44,400  $      882,450
  Crane Co..................................................          7,200         349,650
  Donaldson Co., Inc........................................        111,000       2,622,375
  Ecolab, Inc...............................................         20,200         626,200
  General Signal Corp.......................................          6,800         244,800
  IDEX Corp.................................................         61,100       2,107,950
  ITT Industries, Inc.......................................         18,500         691,438
  Laidlaw, Inc..............................................         51,500         627,656
  Mark IV Industries, Inc...................................         87,942       1,901,746
  Millipore Corp............................................          6,800         185,300
  NACCO Industries, Inc. (Class "A" Stock)..................          1,300         168,025
  Pall Corp.................................................         19,500         399,750
  PPG Industries, Inc.......................................         27,900       1,940,794
  Textron, Inc..............................................         25,700       1,842,369
  Thermo Electron Corp. (a).................................         24,900         851,269
  Trinity Industries, Inc...................................         53,100       2,203,650
  Wolverine Tube, Inc. (a)..................................         37,600       1,428,800
  York International Corp...................................         27,400       1,193,613
                                                                             --------------
                                                                                 20,267,835
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.4%
  American Greetings Corp. (Class "A" Stock)................         11,400         580,688
  Black & Decker Corp.......................................         14,900         908,900
  Corning, Inc..............................................         36,200       1,257,950
  Eastman Kodak Co..........................................         36,500       2,666,781
  Jostens, Inc..............................................          6,100         147,163
  Minnesota Mining & Manufacturing Co.......................         64,000       5,260,000
  Polaroid Corp.............................................          7,000         248,938
  Rubbermaid, Inc...........................................         23,500         779,906
  Unilever N.V., ADR, (United Kingdom)......................        100,300       7,917,431
                                                                             --------------
                                                                                 19,767,757
                                                                             --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc..............................................         26,700       1,016,269
                                                                             --------------
OIL & GAS -- 2.2%
  Amerada Hess Corp.........................................         14,400         782,100
  Amoco Corp................................................        152,500       6,347,813
  Anadarko Petroleum Corp...................................          9,400         631,563
  Ashland, Inc..............................................         11,800         609,175
  Atlantic Richfield Co.....................................         50,200       3,921,875
  Basin Exploration, Inc. (a)...............................         17,700         311,963
  Cabot Oil & Gas Corp. (Class "A" Stock)...................         90,100       1,802,000
  Chevron Corp..............................................        102,900       8,547,131
  Coastal Corp..............................................         16,600       1,158,888
  Eastern Enterprises.......................................          3,200         137,200
  Enron Oil & Gas Co........................................         49,200         996,300
  Exxon Corp................................................        386,200      27,540,888
  Kerr-McGee Corp...........................................          7,500         434,063
  Mobil Corp................................................        122,800       9,409,550
  Murphy Oil Corp...........................................         28,100       1,424,319
  NICOR, Inc................................................          7,600         304,950
  Noble Affiliates, Inc.....................................         51,700       1,964,600
  Pennzoil Co...............................................          7,400         374,625
  Phillips Petroleum Co.....................................         41,200       1,985,325
  Pioneer Natural Resources Co..............................        340,244       8,123,326
  Royal Dutch Petroleum Co..................................        335,800      18,406,038
  Seagull Energy Corp. (a)..................................         63,700       1,055,031
  Sun Co., Inc..............................................         14,800         574,425
  Texaco, Inc...............................................         85,800       5,121,188
  Union Pacific Resources Group, Inc........................         39,800         698,988

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Unocal Corp...............................................         38,600  $    1,379,950
  USX-Marathon Group........................................         45,200       1,550,925
  Western Gas Resources, Inc................................        104,700       1,531,238
                                                                             --------------
                                                                                107,125,437
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.3%
  Elf Aquitaine SA, ADR, (France)...........................        126,900       9,009,900
  Occidental Petroleum Corp.................................         53,100       1,433,700
  Oryx Energy Co. (a).......................................        142,100       3,143,963
                                                                             --------------
                                                                                 13,587,563
                                                                             --------------
OIL & GAS SERVICES -- 0.6%
  Apache Corp...............................................         15,000         472,500
  Baker Hughes, Inc.........................................         26,500         915,906
  Dresser Industries, Inc...................................         27,500       1,211,719
  Enron Corp................................................         51,400       2,778,813
  Halliburton Co............................................         41,000       1,827,063
  Helmerich & Payne, Inc....................................          7,900         175,775
  J. Ray McDermott, SA (a)..................................        166,500       6,909,750
  McDermott International, Inc..............................        299,200      10,303,700
  ONEOK, Inc................................................          4,900         195,388
  Rowan Companies, Inc. (a).................................         13,600         264,350
  Schlumberger Ltd..........................................         78,000       5,328,375
  Western Atlas, Inc. (a)...................................          8,500         721,438
                                                                             --------------
                                                                                 31,104,777
                                                                             --------------
PAPER PRODUCTS -- 0.1%
  Boise Cascade Corp........................................          8,800         288,200
  Champion International Corp. Co...........................         15,100         742,731
  Louisiana-Pacific Corp....................................         17,200         313,900
  Mead Corp.................................................         16,400         520,700
  Willamette Industries.....................................         17,400         556,800
                                                                             --------------
                                                                                  2,422,331
                                                                             --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. (a)................................         83,600         809,875
  Barrick Gold Corp.........................................         58,500       1,122,469
  Battle Mountain Gold Co...................................         36,000         213,750
  Freeport-McMoRan Copper & Gold, Inc.......................         30,300         460,181
  Newmont Mining Corp.......................................         24,500         578,813
  Placer Dome, Inc..........................................         38,700         454,725
                                                                             --------------
                                                                                  3,639,813
                                                                             --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe Corp.........................         24,500       2,405,594
  CSX Corp..................................................         34,200       1,556,100
  Norfolk Southern Corp.....................................         59,100       1,761,919
  Union Pacific Corp........................................         38,700       1,707,638
                                                                             --------------
                                                                                  7,431,251
                                                                             --------------
REAL ESTATE DEVELOPMENT -- 0.3%
  Crescent Operating, Inc. (a)..............................         17,360         295,120
  Crescent Real Estate Equities Co..........................        271,300       9,122,463
  Equity Residential Properties Trust.......................         14,600         692,588
  Vornado Realty Trust......................................         94,300       3,742,531
                                                                             --------------
                                                                                 13,852,702
                                                                             --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc...................................          1,200          19,050
  McDonald's Corp...........................................        107,900       7,445,100
  Tricon Global Restaurants, Inc. (a).......................         23,800         754,163
  Wendy's International, Inc................................         20,700         486,450
                                                                             --------------
                                                                                  8,704,763
                                                                             --------------
RETAIL -- 2.2%
  Albertson's, Inc..........................................         38,500       1,994,781
  American Stores Co........................................         42,800       1,035,225
  AutoZone, Inc. (a)........................................         23,800         760,113

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Bombay Company, Inc. (a)..................................        141,500  $      672,125
  Charming Shoppes, Inc. (a)................................        824,800       3,917,800
  Circuit City Stores, Inc..................................         15,500         726,563
  Consolidated Stores Corp. (a).............................         16,900         612,625
  Costco Companies, Inc. (a)................................         33,600       2,118,900
  CVS Corp..................................................         59,800       2,328,463
  Dayton-Hudson Corp........................................         68,500       3,322,250
  Designs, Inc. (a).........................................         52,800          82,500
  Dillard's, Inc............................................         49,600       2,055,301
  Federated Department Stores, Inc. (a).....................         32,900       1,770,431
  Fruit of the Loom, Inc. (a)...............................         11,500         381,656
  Great Atlantic & Pacific Tea Co., Inc.....................          6,000         198,375
  Harcourt General, Inc.....................................         11,100         660,450
  Home Depot, Inc...........................................        114,550       9,514,809
  IKON Office Solutions, Inc................................         21,100         307,269
  Jan Bell Marketing, Inc. (a)..............................        153,800         999,700
  Kmart Corp. (a)...........................................        696,000      13,398,000
  Kroger Co. (a)............................................         39,923       1,711,699
  Liz Claiborne, Inc........................................         10,500         548,625
  Longs Drug Stores, Inc....................................          6,100         176,138
  May Department Stores Co..................................         36,200       2,371,100
  Mercantile Stores Co., Inc................................          5,600         442,050
  Newell Co.................................................         24,900       1,240,331
  Nordstrom, Inc............................................         12,100         934,725
  Penney (J.C.) Co., Inc....................................         39,100       2,827,419
  Pep Boys - Manny, Moe & Jack..............................          9,900         187,481
  Rite Aid Corp.............................................         40,400       1,517,525
  Sears, Roebuck & Co.......................................         61,400       3,749,238
  Sherwin-Williams Co.......................................         27,100         897,688
  Supervalu, Inc............................................          9,400         417,125
  Tandy Corp................................................         16,200         859,613
  The Gap, Inc..............................................         62,000       3,820,750
  The Limited, Inc..........................................        250,600       8,301,126
  TJX Companies, Inc........................................         50,600       1,220,725
  Toys 'R' Us, Inc. (a).....................................        133,200       3,138,525
  Venator Group, Inc. (a)...................................         21,100         403,538
  Wal-Mart Stores, Inc......................................        351,700      21,365,775
  Walgreen Co...............................................         77,600       3,205,850
  Winn-Dixie Stores, Inc....................................         23,300       1,192,669
                                                                             --------------
                                                                                107,387,051
                                                                             --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co...................................         12,300         253,688
  Goodyear Tire & Rubber Co.................................         24,500       1,578,719
  Goodyear Tire & Rubber Co.................................         39,800       2,564,613
                                                                             --------------
                                                                                  4,397,020
                                                                             --------------
SEMICONDUCTORS
  National Semiconductor Corp. (a)..........................         25,700         338,919
                                                                             --------------
STEEL
  AK Steel Holding Corp.....................................         47,300         845,488
  Bethlehem Steel Corp. (a).................................         20,000         248,750
  USX U.S. Steel Group Inc..................................         13,500         445,500
                                                                             --------------
                                                                                  1,539,738
                                                                             --------------
TELECOMMUNICATIONS -- 2.7%
  Airtouch Communications, Inc. (a).........................         88,400       5,165,875
  Alcatel Alsthom, ADR, (France)............................        127,000       5,167,313
  Alltel Corp...............................................         28,800       1,339,200
  Ameritech Corp............................................        171,400       7,691,575
  Andrew Corp. (a)..........................................         13,900         251,069
  Ascend Communications, Inc. (a)...........................         30,200       1,496,788
  AT&T Corp.................................................        254,400      14,532,600
  Bell Atlantic Corp........................................        243,200      11,096,000
  BellSouth Corp............................................        155,300      10,424,513

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Deutsche Telekom AG, ADR, (Germany).......................         45,800  $    1,259,500
  DSC Communications Corp.(a)...............................         18,500         555,000
  Frontier Corp.............................................         25,700         809,550
  General Instrument Corp. (a)..............................         23,200         630,750
  GTE Corp..................................................        150,000       8,343,750
  Lucent Technologies, Inc..................................        203,800      16,953,613
  MCI Communications Corp...................................        109,100       6,341,438
  Nextel Communications, Inc. (Class "A" Stock) (a).........         41,100       1,022,363
  Northern Telecom Ltd......................................         81,500       4,625,125
  SBC Communications, Inc...................................        287,100      11,484,000
  Scientific-Atlanta, Inc...................................         12,400         314,650
  Sprint Corp...............................................         67,300       4,744,650
  Telecomunicacoes Brasileiras, S.A., ADR, (Brazil).........         42,000       4,585,875
  Tellabs, Inc. (a).........................................         28,400       2,034,150
  US West, Inc..............................................         77,860       3,659,430
  WorldCom, Inc. (a)........................................        158,600       7,682,188
                                                                             --------------
                                                                                132,210,965
                                                                             --------------
TEXTILES -- 0.1%
  National Service Industries, Inc..........................          6,700         340,863
  Pillowtex Corp............................................         18,830         755,554
  Russell Corp..............................................          5,700         172,069
  Springs Industries, Inc...................................          3,200         147,600
  Tultex Corp. (a)(b).......................................         89,800         218,888
  VF Corp...................................................         19,100         983,650
                                                                             --------------
                                                                                  2,618,624
                                                                             --------------
TOBACCO -- 0.6%
  B.A.T. Industries, PLC, ADR, (United Kingdom).............        107,100       2,162,081
  Philip Morris Co., Inc....................................        452,100      17,801,438
  RJR Nabisco Holdings Corp.................................        260,800       6,194,000
  UST, Inc..................................................         28,900         780,300
                                                                             --------------
                                                                                 26,937,819
                                                                             --------------
TOYS -- 0.1%
  Hasbro, Inc...............................................         20,800         817,700
  Mattel, Inc...............................................         45,551       1,927,377
                                                                             --------------
                                                                                  2,745,077
                                                                             --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).................................         23,000       1,443,250
  Ryder System, Inc.........................................         12,000         378,750
  Yellow Corp. (b)..........................................         44,300         822,319
                                                                             --------------
                                                                                  2,644,319
                                                                             --------------
UTILITY - ELECTRIC -- 0.7%
  Ameren Corp...............................................         21,500         854,625
  American Electric Power Co., Inc..........................         29,700       1,347,638
  Baltimore Gas & Electric Co...............................         23,100         717,544
  Carolina Power & Light Co.................................         23,500       1,019,313
  Central & South West Corp.................................         33,200         892,250
  CINergy Corp..............................................         24,700         864,500
  Consolidated Edison, Inc..................................         36,800       1,695,100
  Dominion Resources, Inc...................................         30,300       1,234,725
  DTE Energy Co.............................................         22,700         916,513
  Duke Energy Corp..........................................         56,400       3,341,700
  Edison International......................................         59,700       1,764,881
  Entergy Corp..............................................         38,200       1,098,250
  FirstEnergy Corp. (a).....................................         36,100       1,110,075
  FPL Group, Inc............................................         28,500       1,795,500
  GPU, Inc..................................................         19,900         752,469
  Houston Industries, Inc...................................         44,300       1,367,763

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Niagara Mohawk Power Corp. (a)............................         22,600  $      337,588
  Northern States Power Co..................................         23,300         666,963
  Pacific Gas & Electric Co.................................         59,700       1,884,281
  PacifiCorp................................................         46,400       1,049,800
  PECO Energy Co............................................         34,900       1,018,644
  PP&L Resources, Inc.......................................         26,000         589,875
  Public Service Enterprise Group, Inc......................         36,300       1,250,081
  Southern Co...............................................        108,100       2,993,019
  Texas Utilities Co........................................         38,600       1,606,725
  Unicom Corp...............................................         33,900       1,188,619
                                                                             --------------
                                                                                 33,358,441
                                                                             --------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc.....................................        188,900       6,611,500
                                                                             --------------
TOTAL COMMON STOCKS
  (cost $1,562,658,362)....................................................   1,767,322,183
                                                                             --------------

PREFERRED STOCKS -- 0.7%
FINANCIAL SERVICES
  Central Hispano Capital Corp.,
  (cost $31,236,595)........................................      1,225,900      31,803,437
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,343,179,926)....................................................   4,591,745,342
                                                                             --------------
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 4.9%                         RATING       (000)
                                                    ------------  ---------
ASSET-BACKED SECURITIES -- 0.1%
  Restructured Asset Securities Enhanced
    Return, 5.623%, 08/28/98 (b)..................       NR       $   4,000       4,000,000
  Strategic Money Market Trust 1997-A,
    5.906%, 12/16/98 (b)..........................       NR           2,000       2,000,000
                                                                             --------------
                                                                                  6,000,000
                                                                             --------------
BANK NOTES -- 0.1%
  American Express Centurion
    Bank, 5.616%, 07/22/98 (b)....................       NR           5,000       5,000,000
  US-Bank, N.A.,
    5.526%, 7/21/98 (b)...........................       NR           1,000         999,754
                                                                             --------------
                                                                                  5,999,754
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.2%
  Barclays American Corp.,
    5.521%, 07/02/98 (b)..........................       P3           3,000       2,997,817
  Dresdner U.S. Finance,
    5.95%, 10/20/98...............................       P3           7,000       6,999,329
  Westdeutsche Landesbank Girozentrale,
    5.83%, 08/03/98...............................       P1           2,000       1,999,869
                                                                             --------------
                                                                                 11,997,015
                                                                             --------------
COMMERCIAL PAPER -- 1.7%
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99...............................      Baa3         32,000      32,140,800
  Baltimore Gas & Electric,
    5.886%, 03/15/99..............................       A2           3,500       3,501,120
  Bank of Boston N.A.,
    5.848%, 01/25/99..............................       A2           2,500       2,503,925

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Baxter International,
    5.95%, 07/07/98...............................       P2       $   3,300  $    3,296,727
  BBL North America,
    5.53%, 08/25/98...............................       NR           1,300       1,289,017
    6.66%, 08/17/98...............................      Baa3          5,050       5,053,131
  Centric Capital Corp.,
    5.55%, 09/29/98...............................       NR           1,000         986,125
  Du Pont (E.I.) de Nemours &
    Co., 5.54%, 08/10/98..........................       P3           3,300       3,279,687
  Enterprise Funding Corp,
    5.55%, 08/11/98...............................       NR           4,046       4,020,426
  First Data Corp.,
    5.52%, 09/15/98...............................       NR           4,658       4,603,719
  First Union Corp,
    9.45%, 06/15/99...............................       A3           4,000       4,125,200
  Fortune Brands,
    5.53%, 07/14/98...............................       NR             447         446,107
  General Electric Capital
    Corp., 5.53%, 09/03/98........................       NR           3,500       3,465,591
  General Motors Acceptance
    Corp., 5.875%, 11/06/98 (b)...................       P1           1,000       1,000,438
  Old Line Funding Corp.,
    5.70%, 08/04/98...............................       NR           3,222       3,204,655
  Societe Generale,
    5.555%, 09/11/98..............................       P1           3,000       2,999,744
  Medium Term Notes --
    6.29%, 10/22/98...............................      Baa1          5,000       5,004,450
                                                                             --------------
                                                                                 80,920,862
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.7%
  Abbey National Treasury Services PLC, (United
    Kingdom)
    5.50%, 02/05/99...............................       P1           7,000       6,996,741
    5.625%, 03/08/99..............................      Aa2           5,500       5,497,800
  General Motors Acceptance
    Corp., 5.60%, 09/21/98........................       P1           3,000       2,999,237
  Kansallis-Osake-Pankki, (Finland),
    9.75%, 12/15/98  (a)..........................      Baa1         16,950      17,217,301
  Province of Quebec, (Canada),
    5.988%, 06/15/99..............................       A2           3,000       2,999,812
                                                                             --------------
                                                                                 35,710,891
                                                                             --------------
TIME DEPOSIT -- 0.1%
  Deutsche Bank,
    6.25%, 07/01/98...............................       P3           3,300       3,300,000
                                                                             --------------
U. S. GOVERNMENT OBLIGATION
  United States Treasury Bill,
    5.05%, 09/17/98...............................                    1,400       1,384,682
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)
                                                                PRINCIPAL
SHORT-TERM                                                       AMOUNT          VALUE
INVESTMENTS (CONT'D)                                              (000)         (NOTE 2)
                                                              -------------  --------------
REPURCHASE AGREEMENT -- 2.0%
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98 (Note 5)...............................  $      95,049  $   95,049,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $240,188,499)......................................................     240,362,204
                                                                             --------------
TOTAL INVESTMENTS -- 99.3%
  (cost $4,583,368,425; Note 6)............................................   4,832,107,546
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (D).............................
                                                                                    117,141
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%..............................
                                                                                 36,004,010
                                                                             --------------
NET ASSETS -- 100.0%.......................................................  $4,868,228,697
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
  PLC   Public Limited Company (British Corporation)

(a)  Non-income producing security

(b) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1998.

(c)  Security segregated as collateral for futures contracts.

(d)  Open futures contracts as of June 30, 1998 are as follows:

               NUMBER OF                                       EXPIRATION      VALUE AT        VALUE AT
               CONTRACTS                         TYPE             DATE        TRADE DATE    JUNE 30, 1998    APPRECIATION
Long Positions:
                  501                     U.S. Treasury 5 yr.    Sep 98      $  54,792,961   $ 54,953,438     $ 160,477
                  166                             U.S. T-Bond    Sep 98      $  20,154,734   $ 20,516,562     $ 360,176

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                           FLEXIBLE MANAGED PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 94.5%

                                                                                 VALUE
COMMON STOCKS -- 51.8%                                           SHARES         (NOTE 2)
                                                              -------------  --------------
AEROSPACE -- 0.9%
  Aeroquip-Vickers, Inc.....................................          4,700  $      274,362
  AlliedSignal, Inc.........................................         95,000       4,215,625
  Boeing Co.................................................        168,400       7,504,325
  GenCorp, Inc..............................................        403,900      10,198,475
  General Dynamics Corp.....................................         21,200         985,800
  Goodrich (B.F.) Co........................................         12,100         600,462
  Litton Industries, Inc....................................        306,000      18,054,000
  Lockheed Martin Corp......................................         32,700       3,462,112
  Northrop Grumman Corp.....................................         11,200       1,155,000
  Raytheon Co. (Class "B" Stock)............................         57,100       3,376,037
  United Technologies Corp..................................         39,200       3,626,000
                                                                             --------------
                                                                                 53,452,198
                                                                             --------------
AIRLINES -- 1.6%
  AMR Corp. (a).............................................        647,500      53,904,375
  Delta Air Lines, Inc......................................         12,600       1,628,550
  Southwest Airlines Co.....................................         37,200       1,102,050
  US Airways Group, Inc. (a)................................        479,200      37,976,600
                                                                             --------------
                                                                                 94,611,575
                                                                             --------------
APPAREL -- 0.2%
  Fruit of the Loom, Inc. (Class "A" Stock) (a).............        310,800      10,314,675
  Nike, Inc. (Class 'B' Stock)..............................         49,000       2,385,687
  Reebok International Ltd. (a).............................          9,500         263,031
                                                                             --------------
                                                                                 12,963,393
                                                                             --------------
AUTOS - CARS & TRUCKS -- 2.3%
  Chrysler Corp.............................................        706,000      39,800,750
  Cummins Engine Co., Inc...................................          6,400         328,000
  Dana Corp.................................................         17,700         946,950
  Echlin, Inc...............................................         10,600         520,062
  Ford Motor Co.............................................        486,300      28,691,700
  General Motors Corp.......................................        566,600      37,855,963
  Genuine Parts Co..........................................         30,100       1,040,331
  Johnson Controls, Inc.....................................         14,200         812,062
  MascoTech, Inc............................................        388,000       9,312,000
  Midas, Inc................................................         90,866       1,828,678
  Navistar International Corp. (a)..........................         12,200         352,275
  PACCAR, Inc...............................................         13,100         684,475
  Titan International, Inc..................................        415,700       7,066,900
  TRW, Inc..................................................         20,700       1,130,737
                                                                             --------------
                                                                                130,370,883
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.2%
  Ahmanson (H.F.) & Co......................................         18,400       1,306,400
  Banc One Corp.............................................        118,200       6,597,037
  Bank of New York Co., Inc.................................         63,400       3,847,587
  BankAmerica Corp..........................................        116,800      10,095,900
  BankBoston Corp...........................................         49,000       2,725,625
  Bankers Trust Corp........................................         16,500       1,915,031
  BB&T Corp.................................................         24,000       1,623,000
  Chase Manhattan Corp......................................        142,000      10,721,000
  Citicorp..................................................         77,000      11,492,250
  Comerica, Inc.............................................         26,500       1,755,625
  First Chicago NBD Corp....................................         49,000       4,342,625
  First Union Corp..........................................        162,900       9,488,925
  Fleet Financial Group, Inc................................         45,900       3,832,650
  Golden West Financial Corp................................          9,600       1,020,600
  Huntington Bancshares, Inc................................         32,200       1,078,700
  KeyCorp...................................................         74,000       2,636,250
  Mellon Bank Corp..........................................         42,900       2,986,912
  Mercantile Bancorporation, Inc............................         22,100       1,113,287
  Morgan (J.P.) & Co., Inc..................................         29,900       3,502,037
  National City Corp........................................         55,300       3,926,300

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  NationsBank Corp..........................................        158,368      12,115,152
  Northern Trust Corp.......................................         18,800  $    1,433,500
  Norwest Corp..............................................        127,200       4,754,100
  PNC Bank Corp.............................................         51,400       2,765,962
  Providian Financial Corp..................................         16,000       1,257,000
  Republic New York Corp....................................         18,400       1,158,050
  Summit Bancorp............................................         29,600       1,406,000
  Suntrust Banks, Inc.......................................         35,500       2,886,594
  Synovus Financial Corp....................................         44,200       1,049,750
  U.S. Bancorp..............................................        124,000       5,332,000
  Wachovia Corp.............................................         34,700       2,932,150
  Wells Fargo & Co..........................................         14,600       5,387,400
                                                                             --------------
                                                                                128,485,399
                                                                             --------------
BUSINESS SERVICES
  Equifax, Inc..............................................         25,300         918,706
  Omnicom Group, Inc........................................         27,300       1,361,587
                                                                             --------------
                                                                                  2,280,293
                                                                             --------------
CHEMICALS -- 1.3%
  Air Products & Chemicals, Inc.............................         39,600       1,584,000
  Dow Chemical Co...........................................         38,200       3,693,462
  Du Pont (E.I.) de Nemours & Co............................        190,600      14,223,525
  Eastman Chemical Co.......................................         13,200         821,700
  Ferro Corp................................................        553,650      14,014,266
  FMC Corp. (a).............................................          5,800         395,487
  Hercules, Inc.............................................         16,300         670,337
  Millennium Chemicals, Inc.................................        601,600      20,379,200
  Monsanto Co...............................................         99,900       5,581,912
  Nalco Chemical Co.........................................         11,200         393,400
  OM Group, Inc.............................................        260,300      10,737,375
  Rohm & Haas Co............................................         10,300       1,070,556
  Sigma-Aldrich Corp........................................         16,900         593,612
  Union Carbide Corp........................................         20,800       1,110,200
                                                                             --------------
                                                                                 75,269,032
                                                                             --------------
CHEMICAL - SPECIALTY -- 0.1%
  Engelhard Corp............................................         24,300         492,075
  Grace (W.R.) & Co.........................................         12,500         213,281
  Great Lakes Chemical Corp.................................         10,100         398,319
  Morton International, Inc.................................         22,000         550,000
  Praxair, Inc..............................................         26,600       1,245,212
  Raychem Corp..............................................         14,300         422,744
                                                                             --------------
                                                                                  3,321,631
                                                                             --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (a).........................................        136,500       2,849,437
  Deluxe Corp...............................................         13,700         490,631
  Moore Corp., Ltd..........................................         14,900         197,425
                                                                             --------------
                                                                                  3,537,493
                                                                             --------------
COMPUTER SERVICES -- 1.5%
  3Com Corp. (a)............................................         59,700       1,832,044
  Adobe Systems, Inc........................................         11,600         492,275
  Autodesk, Inc.............................................          7,900         305,137
  Automatic Data Processing, Inc............................         50,400       3,672,900
  Bay Networks, Inc. (a)....................................         37,000       1,193,250
  Cabletron Systems, Inc. (a)...............................         26,600         357,437
  Ceridian Corp. (a)........................................         12,200         716,750
  Cisco Systems, Inc. (a)...................................        171,400      15,779,512
  Computer Associates International, Inc....................         92,000       5,111,750
  Computer Sciences Corp. (a)...............................         26,300       1,683,200
  EMC Corp. (a).............................................         83,500       3,741,844
  First Data Corp...........................................         72,100       2,401,831
  Microsoft Corp. (a).......................................        410,100      44,444,587
  Novell, Inc. (a)..........................................         59,100         753,525
  Oracle Corp. (a)..........................................        165,700       4,070,006

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Parametric Technology Corp. (a)...........................         43,200  $    1,171,800
  Silicon Graphics, Inc. (a)................................         31,600         383,150
                                                                             --------------
                                                                                 88,110,998
                                                                             --------------
COMPUTERS -- 0.9%
  Apple Computer, Inc. (a)..................................         22,400         642,600
  Compaq Computer Corp......................................        278,362       7,898,508
  Data General Corp. (a)....................................          8,200         122,487
  Dell Computer Corp. (a)...................................        110,000      10,209,375
  Gateway 2000, Inc. (a)....................................         26,100       1,321,312
  Hewlett-Packard Co........................................        175,200      10,490,100
  International Business Machines Corp......................        163,800      18,806,287
  Seagate Technology, Inc. (a)..............................         40,800         971,550
  Sun Microsystems, Inc. (a)................................         63,600       2,762,625
                                                                             --------------
                                                                                 53,224,844
                                                                             --------------
CONSTRUCTION -- 0.8%
  Centex Corp...............................................         10,000         377,500
  Fluor Corp................................................         14,100         719,100
  Foster Wheeler Corp.......................................          6,900         147,919
  Oakwood Homes Corp........................................        572,000      17,160,000
  Pulte Corp................................................          7,200         215,100
  Standard Pacific Corp.....................................        632,400      13,043,250
  Webb (Del E.) Corp........................................        576,500      14,952,969
                                                                             --------------
                                                                                 46,615,838
                                                                             --------------
CONTAINERS -- 0.3%
  Ball Corp.................................................          5,100         204,956
  Bemis Co., Inc............................................          8,900         363,787
  Crown Cork & Seal Co., Inc................................         21,600       1,026,000
  Owens-Illinois, Inc. (a)..................................        261,800      11,715,550
  Sealed Air Corp. (a)......................................         13,900         510,825
  Stone Container Corp. (a).................................         16,700         260,937
                                                                             --------------
                                                                                 14,082,055
                                                                             --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)......................          9,600         278,400
  Avon Products, Inc........................................         22,200       1,720,500
  Colgate-Palmolive Co......................................         49,800       4,382,400
  Gillette Co...............................................        188,700      10,696,931
  International Flavors & Fragrances, Inc...................         18,400         799,250
  Procter & Gamble Co.......................................        226,100      20,589,231
                                                                             --------------
                                                                                 38,466,712
                                                                             --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  Loews Corp................................................        184,500      16,074,562
                                                                             --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.......................................         17,300         929,875
  Pitney Bowes, Inc.........................................         46,100       2,218,562
  Unisys Corp. (a)..........................................         42,000       1,186,500
  Xerox Corp................................................         54,900       5,579,212
                                                                             --------------
                                                                                  9,914,149
                                                                             --------------
DIVERSIFIED OPERATIONS -- 0.9%
  Cognizant Corp............................................         27,300       1,719,900
  Fortune Brands, Inc.......................................         28,900       1,110,844
  General Electric Capital Corp.............................        551,300      50,168,300
                                                                             --------------
                                                                                 52,999,044
                                                                             --------------
DRUGS AND MEDICAL SUPPLIES -- 2.9%
  Abbott Laboratories.......................................        257,700      10,533,487
  Allergan, Inc.............................................         11,000         510,125
  ALZA Corp. (a)............................................         14,400         622,800
  American Home Products Corp...............................        218,900      11,328,075
  Amgen, Inc. (a)...........................................         44,300       2,896,112
  Bard (C.R.), Inc..........................................          9,600         365,400

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Bausch & Lomb, Inc........................................          9,300  $      466,162
  Baxter International, Inc.................................         47,200       2,539,950
  Becton, Dickinson & Co....................................         20,600       1,599,075
  Biomet, Inc...............................................         18,800         621,575
  Boston Scientific Corp. (a)...............................         32,800       2,349,300
  Bristol-Myers Squibb Co...................................        167,500      19,252,031
  Cardinal Health, Inc......................................         18,500       1,734,375
  Guidant Corp..............................................         25,400       1,811,337
  Johnson & Johnson.........................................        226,500      16,704,375
  Lilly (Eli) & Co..........................................        186,900      12,347,081
  Mallinckrodt, Inc.........................................         12,300         365,156
  Medtronic, Inc............................................         78,900       5,029,875
  Merck & Co., Inc..........................................        201,800      26,990,750
  Pfizer, Inc...............................................        217,800      23,672,137
  Pharmacia & Upjohn, Inc...................................         85,500       3,943,687
  Schering-Plough Corp......................................        123,300      11,297,362
  St. Jude Medical, Inc. (a)................................         15,500         570,594
  United States Surgical Corp...............................         12,800         584,000
  Warner-Lambert Co.........................................        137,600       9,546,000
                                                                             --------------
                                                                                167,680,821
                                                                             --------------
ELECTRONICS -- 0.9%
  Advanced Micro Devices, Inc. (a)..........................         23,900         407,794
  AMP Inc...................................................         37,100       1,275,312
  Applied Materials, Inc. (a)...............................         61,700       1,820,150
  Belden, Inc...............................................        275,600       8,440,250
  EG&G, Inc.................................................          7,600         228,000
  Emerson Electric Co.......................................         74,700       4,510,012
  Grainger (W.W.), Inc......................................         16,700         831,869
  Harris Corp...............................................         13,500         603,281
  Honeywell, Inc............................................         21,400       1,788,237
  Intel Corp................................................        275,600      20,428,850
  KLA-Tencor Corp. (a)......................................         14,200         393,162
  LSI Logic Corp. (a).......................................         23,900         551,194
  Micron Technology, Inc. (a)...............................         35,600         883,325
  Motorola, Inc.............................................        100,600       5,287,787
  Perkin-Elmer Corp.........................................          8,200         509,937
  Rockwell International Corp...............................         33,800       1,624,512
  Tektronix, Inc............................................          8,500         300,687
  Texas Instruments, Inc....................................         65,700       3,831,131
  Thomas & Betts Corp.......................................          9,300         458,025
                                                                             --------------
                                                                                 54,173,515
                                                                             --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holdings, Inc. (a)...........................        244,900       7,010,262
                                                                             --------------
ENVIRONMENTAL SERVICES -- 0.4%
  Browning-Ferris Industries, Inc...........................         31,000       1,077,250
  Waste Management, Inc.....................................        540,500      18,917,500
                                                                             --------------
                                                                                 19,994,750
                                                                             --------------
FINANCIAL SERVICES -- 3.4%
  American Express Co.......................................         78,300       8,926,200
  Associates First Capital Corp.............................        132,879      10,215,073
  Beneficial Corp...........................................          8,900       1,363,369
  Block (H.R.), Inc.........................................         17,700         745,612
  Countrywide Credit Industries, Inc........................         18,300         928,725
  Federal Home Loan Mortgage Corp...........................        117,100       5,511,019
  Federal National Mortgage Association.....................        178,700      10,856,025
  Fifth Third Bancorp.......................................         39,200       2,469,600
  Franklin Resource, Inc....................................         42,600       2,300,400
  Green Tree Financial Corp.................................         22,900         980,406
  Household International, Inc..............................         54,100       2,691,475
  Lehman Brothers Holdings, Inc.............................        722,900      56,069,931
  MBNA Corp.................................................         84,400       2,785,200
  Merrill Lynch & Co., Inc..................................        294,900      27,204,525

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Morgan Stanley Dean Witter & Co...........................        321,495  $   29,376,606
  Schwab (Charles) Corp.....................................         44,700       1,452,750
  State Street Corp.........................................         27,100       1,883,450
  Sunamerica, Inc...........................................         32,900       1,889,694
  Transamerica Corp.........................................         10,600       1,220,325
  Travelers Group, Inc......................................        408,651      24,774,467
  Washington Mutual, Inc....................................         65,000       2,823,437
                                                                             --------------
                                                                                196,468,289
                                                                             --------------
FOOD & BEVERAGES -- 2.2%
  Anheuser-Busch Companies, Inc.............................         82,500       3,892,969
  Archer-Daniels-Midland Co.................................         96,300       1,865,812
  Bestfoods.................................................         48,500       2,816,031
  Brown-Forman Corp. (Class "B" Stock)......................         11,600         745,300
  Campbell Soup Co..........................................         76,900       4,085,312
  Coca-Cola Co..............................................        416,600      35,619,300
  ConAgra, Inc..............................................         80,100       2,538,169
  Coors (Adolph) Co. (Class "B" Stock)......................          6,200         210,800
  General Mills, Inc........................................         26,700       1,825,612
  Giant Food, Inc. (Class "A" Stock)........................         10,100         434,931
  Heinz (H.J.) & Co.........................................         61,600       3,457,300
  Hershey Foods Corp........................................         24,100       1,662,900
  Kellogg Co................................................         69,200       2,599,325
  PepsiCo, Inc..............................................        255,500      10,523,406
  Pioneer Hi-Bred International, Inc........................         41,100       1,700,512
  Quaker Oats Co............................................         23,300       1,280,044
  Ralston-Ralston Purina Group..............................         18,000       2,102,625
  RJR Nabisco Holdings Corp.................................      1,078,200      25,607,250
  Sara Lee Corp.............................................         79,700       4,458,219
  Seagram Co., Ltd..........................................         60,000       2,456,250
  Sysco Corp................................................         57,300       1,468,312
  Whitman Corp..............................................        545,200      12,505,525
  Wrigley (William) Jr. Co..................................         19,500       1,911,000
                                                                             --------------
                                                                                125,766,904
                                                                             --------------
FOREST PRODUCTS -- 1.5%
  Boise Cascade Corp........................................        669,800      21,935,950
  Champion International Corp...............................        405,000      19,920,937
  Fort James Corp...........................................         35,200       1,566,400
  Georgia-Pacific Corp......................................         15,600         919,425
  International Paper Co....................................         50,900       2,188,700
  Louisiana-Pacific Corp....................................        707,300      12,908,225
  Mead Corp.................................................        407,500      12,938,125
  Potlatch Corp.............................................          4,900         205,800
  Temple-Inland, Inc........................................          9,500         511,812
  Union Camp Corp...........................................         11,700         580,612
  Westvaco Corp.............................................         17,200         485,900
  Weyerhaeuser Co...........................................         33,600       1,551,900
  Willamette Industries, Inc................................        303,200       9,702,400
                                                                             --------------
                                                                                 85,416,186
                                                                             --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group.....................................         14,000         778,750
  Consolidated Natural Gas Co...............................         16,100         947,887
  Peoples Energy Corp.......................................          5,900         227,887
  Sempra Energy (a).........................................         21,053         584,226
  Sonat, Inc................................................         18,500         714,562
  Williams Companies, Inc...................................         69,200       2,335,500
                                                                             --------------
                                                                                  5,588,812
                                                                             --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp..............................        915,600      26,666,850
  Healthsouth Corp. (a).....................................         66,300       1,769,381
  Humana, Inc. (a)..........................................         27,600         860,775
  Manor Care, Inc...........................................         10,700         411,281
  Service Corp. International...............................         42,400       1,817,900

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Shared Medical Systems Corp...............................          4,400  $      323,125
  Tenet Healthcare Corp. (a)................................         51,600       1,612,500
                                                                             --------------
                                                                                 33,461,812
                                                                             --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co.................................................         17,400       1,659,525
  Kimberly-Clark Corp.......................................         93,600       4,293,900
  Leggett & Platt, Inc......................................        470,800      11,770,000
                                                                             --------------
                                                                                 17,723,425
                                                                             --------------
HOUSING RELATED -- 1.0%
  Armstrong World Industries, Inc...........................          6,800         458,150
  Fleetwood Enterprises, Inc................................          6,100         244,000
  Hanson, PLC, ADR, (United Kingdom)........................      1,184,500      35,905,156
  Kaufman & Broad Home Corp.................................          6,600         209,550
  Lowe's Companies, Inc.....................................         59,000       2,393,187
  Masco Corp................................................         27,800       1,681,900
  Maytag Corp...............................................         16,000         790,000
  Owens Corning.............................................        413,700      16,884,131
  Stanley Works.............................................         15,000         623,437
  Tupperware Corp...........................................         10,300         289,687
  Whirlpool Corp............................................         12,600         866,250
                                                                             --------------
                                                                                 60,345,448
                                                                             --------------
INSURANCE -- 2.4%
  Aetna, Inc................................................         25,000       1,903,125
  Allstate Corp.............................................         72,200       6,610,812
  American General Corp.....................................         42,700       3,039,706
  American International Group, Inc.........................        118,200      17,257,200
  Aon Corp..................................................         28,200       1,981,050
  Berkley (W.R.) Corp.......................................        175,850       7,044,991
  Chubb Corp................................................         28,700       2,306,762
  CIGNA Corp................................................         37,400       2,580,600
  Cincinnati Financial Corp.................................         27,700       1,062,987
  Conseco, Inc..............................................         31,700       1,481,975
  Financial Security Assurance Holdings Ltd.................        140,100       8,230,875
  General Re Corp...........................................         13,200       3,346,200
  Hartford Financial Services Group, Inc....................         19,900       2,276,063
  Jefferson-Pilot Corp......................................         17,900       1,037,081
  Lincoln National Corp.....................................         17,200       1,571,650
  Marsh & McLennan Companies, Inc...........................         42,900       2,592,769
  MBIA, Inc.................................................         16,500       1,235,438
  MGIC Investment Corp......................................         19,200       1,095,600
  PennCorp Financial Group, Inc.............................        329,800       6,760,900
  Progressive Corp..........................................         12,200       1,720,200
  Provident Companies, Inc..................................        219,400       7,569,300
  Reinsurance Group of America, Inc.........................        474,600      28,060,725
  SAFECO Corp...............................................         23,800       1,081,413
  St. Paul Companies, Inc...................................         38,900       1,636,231
  TIG Holdings, Inc.........................................        351,200       8,077,600
  Torchmark Corp............................................         23,600       1,079,700
  Trenwick Group, Inc.......................................        273,300      10,615,997
  United Healthcare Corp....................................         31,700       2,012,950
  UNUM Corp.................................................         23,400       1,298,700
                                                                             --------------
                                                                                136,568,600
                                                                             --------------
INSTRUMENTS - CONTROLS -- 0.2%
  Flowserve Corp............................................        161,991       3,989,028
  Parker-Hannifin Corp......................................        195,600       7,457,250
                                                                             --------------
                                                                                 11,446,278
                                                                             --------------
LEISURE -- 0.2%
  Brunswick Corp............................................         16,800         415,800
  Disney (Walt) Co..........................................        113,700      11,945,606
  Harrah's Entertainment, Inc. (a)..........................         17,000         395,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  King World Productions, Inc. (a)..........................         12,400  $      316,200
  Mirage Resorts, Inc. (a)..................................         30,200         643,638
                                                                             --------------
                                                                                 13,716,494
                                                                             --------------
LODGING -- 0.1%
  Hilton Hotels Corp........................................         42,200       1,202,700
  Marriott International, Inc. (Class "A" Stock)............         43,000       1,392,125
                                                                             --------------
                                                                                  2,594,825
                                                                             --------------
MACHINERY -- 0.8%
  Briggs & Stratton Corp....................................          4,200         157,238
  Case Corp.................................................        369,700      17,838,025
  Caterpillar, Inc..........................................         62,700       3,315,263
  Cincinnati Milacron, Inc..................................          6,700         162,894
  Cooper Industries, Inc....................................         20,400       1,120,725
  Deere & Co................................................         42,100       2,226,038
  Dover Corp................................................         37,500       1,284,375
  DT Industries, Inc........................................        146,800       3,559,900
  Eaton Corp................................................         12,100         940,775
  Global Industrial Technologies, Inc. (a)..................        258,100       3,710,188
  Harnischfeger Industries, Inc.............................          8,100         229,331
  Ingersoll-Rand Co.........................................         27,900       1,229,344
  Paxar Corp................................................        954,575      10,977,613
  Snap-On, Inc..............................................         10,300         373,375
  Timken Co.................................................         10,600         326,613
                                                                             --------------
                                                                                 47,451,697
                                                                             --------------
MANUFACTURING -- 0.5%
  Hussmann International, Inc...............................        272,600       5,060,138
  Illinois Tool Works, Inc..................................         42,000       2,800,875
  Smith (A.O.) Corp.........................................        288,900      14,932,519
  Tyco International Ltd....................................         96,402       6,073,326
                                                                             --------------
                                                                                 28,866,858
                                                                             --------------
MEDIA -- 1.9%
  CBS Corp..................................................        914,500      29,035,375
  Central Newspapers, Inc. (Class "A" Stock)................        205,300      14,319,675
  Clear Channel Communications, Inc. (a)....................         20,800       2,269,800
  Comcast Corp. (Special Class "A" Stock)...................         58,800       2,386,913
  Donnelley (R.R.) & Sons Co................................         24,600       1,125,450
  Dow Jones & Co., Inc......................................         16,200         903,150
  Dun & Bradstreet Corp.....................................         28,700       1,036,788
  Gannett Co., Inc..........................................         47,800       3,396,788
  HBO & Co..................................................         71,000       2,502,750
  Houghton Mifflin Co.......................................        240,700       7,642,225
  Interpublic Group of Companies, Inc.......................         21,200       1,286,575
  Knight-Ridder, Inc........................................        252,100      13,881,256
  Lee Enterprises, Inc......................................        208,900       6,397,563
  McGraw-Hill, Inc..........................................         16,700       1,362,094
  Mediaone Group, Inc. (a)..................................        102,300       4,494,806
  Meredith Corp.............................................          8,900         417,744
  New York Times Co. (Class "A" Stock)......................         16,200       1,283,850
  Tele-Communications, Inc. (Series "A" Stock) (a)..........         85,468       3,285,176
  Time Warner, Inc..........................................         97,400       8,321,613
  Times Mirror Co. (Class "A" Stock)........................         14,900         936,838
  Tribune Co................................................         20,700       1,424,419
  Viacom, Inc. (Class "B" Stock) (a)........................         59,500       3,465,875
                                                                             --------------
                                                                                111,176,723
                                                                             --------------
METALS - FERROUS -- 0.7%
  AK Steel Holding Corp.....................................        191,800       3,428,425
  Allegheny Teledyne, Inc...................................         33,000         754,875

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Armco, Inc. (a)...........................................         18,200  $      116,025
  Bethlehem Steel Corp. (a).................................        925,200      11,507,175
  Inland Steel Industries, Inc..............................          8,200         231,138
  LTV Corp..................................................        841,400       8,045,888
  Material Sciences Corp. (a)...............................        397,900       4,625,588
  National Steel Corp. (Class "B"
    Stock) (a)..............................................        172,800       2,052,000
  Nucor Corp................................................         14,800         680,800
  USX-U.S. Steel Group, Inc.................................        291,600       9,622,800
  Worthington Industries, Inc...............................         16,300         245,519
                                                                             --------------
                                                                                 41,310,233
                                                                             --------------
METALS - NON FERROUS -- 0.8%
  Alcan Aluminum Ltd........................................         38,300       1,058,038
  Aluminum Company of America...............................        677,200      44,652,875
  Cyprus Amax Minerals Co...................................         15,700         208,025
  Inco Ltd..................................................         28,100         382,863
  Reynolds Metals Co........................................         12,400         693,625
                                                                             --------------
                                                                                 46,995,426
                                                                             --------------
MINERAL RESOURCES
  ASARCO, Inc...............................................          6,800         151,300
  Burlington Resources, Inc.................................         29,700       1,278,956
  Homestake Mining Co.......................................         35,600         369,350
  Phelps Dodge Corp.........................................          9,900         566,156
                                                                             --------------
                                                                                  2,365,762
                                                                             --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.0%
  Coltec Industries, Inc....................................        179,200       3,561,600
  Crane Co..................................................          7,700         373,931
  Donaldson Co., Inc........................................        448,600      10,598,175
  Ecolab, Inc...............................................         21,700         672,700
  General Signal Corp.......................................          7,300         262,800
  IDEX Corp.................................................        246,700       8,511,150
  ITT Industries, Inc.......................................         20,000         747,500
  Laidlaw, Inc..............................................         55,400         675,188
  Mark IV Industries, Inc...................................        355,500       7,687,688
  Millipore Corp............................................          7,300         198,925
  NACCO Industries, Inc. (Class "A" Stock)..................          1,400         180,950
  Pall Corp.................................................         21,000         430,500
  PPG Industries, Inc.......................................         30,000       2,086,875
  Textron, Inc..............................................         27,700       1,985,744
  Thermo Electron Corp. (a).................................         26,800         916,225
  Trinity Industries, Inc...................................        214,100       8,885,150
  Wolverine Tube, Inc. (a)..................................        155,300       5,901,400
  York International Corp...................................        110,600       4,818,013
                                                                             --------------
                                                                                 58,494,514
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.6%
  American Greetings Corp. (Class "A" Stock)................         12,300         626,531
  Black & Decker Corp.......................................         16,000         976,000
  Corning, Inc..............................................         38,900       1,351,775
  Eastman Kodak Co..........................................        197,400      14,422,538
  Jostens, Inc..............................................          6,500         156,813
  Minnesota Mining & Manufacturing Co.......................         68,800       5,654,500
  Polaroid Corp.............................................          7,600         270,275
  Rubbermaid, Inc...........................................         25,200         836,325
  Unilever N.V., ADR, (United Kingdom)......................        107,800       8,509,463
                                                                             --------------
                                                                                 32,804,220
                                                                             --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc..............................................         28,700       1,092,394
                                                                             --------------
OIL & GAS -- 2.9%
  Amerada Hess Corp.........................................         15,400         836,413
  Amoco Corp................................................        164,000       6,826,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Anadarko Petroleum Corp...................................         10,100  $      678,594
  Ashland, Inc..............................................         12,700         655,638
  Atlantic Richfield Co.....................................         54,000       4,218,750
  Basin Exploration, Inc. (a)...............................         71,400       1,258,425
  Cabot Oil & Gas Corp. (Class "A" Stock)...................        363,800       7,276,000
  Chevron Corp..............................................        110,600       9,186,713
  Coastal Corp..............................................         17,900       1,249,644
  Eastern Enterprises.......................................          3,400         145,775
  Enron Oil & Gas Co........................................        198,700       4,023,675
  Exxon Corp................................................        415,400      29,623,213
  Kerr-McGee Corp...........................................          8,000         463,000
  Mobil Corp................................................        132,100      10,122,163
  Murphy Oil Corp...........................................        114,000       5,778,375
  NICOR, Inc................................................          8,100         325,013
  Noble Affiliates, Inc.....................................        208,900       7,938,200
  Pennzoil Co...............................................          8,000         405,000
  Phillips Petroleum Co.....................................         44,300       2,134,706
  Pioneer Natural Resources Co..............................      1,488,431      35,536,290
  Royal Dutch Petroleum Co..................................        361,200      19,798,275
  Seagull Energy Corp. (a)..................................        245,500       4,066,094
  Sun Co., Inc..............................................         15,900         617,119
  Texaco, Inc...............................................         92,300       5,509,156
  Union Pacific Resources Group, Inc........................         42,800         751,675
  Unocal Corp...............................................         41,500       1,483,625
  USX-Marathon Group........................................         48,600       1,667,588
  Western Gas Resources, Inc................................        423,100       6,187,838
                                                                             --------------
                                                                                168,763,457
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.9%
  Elf Aquitaine SA, ADR, (France)...........................        513,400      36,451,400
  Occidental Petroleum Corp.................................         57,100       1,541,700
  Oryx Energy Co. (a).......................................        524,800      11,611,200
                                                                             --------------
                                                                                 49,604,300
                                                                             --------------
OIL & GAS SERVICES -- 1.5%
  Apache Corp...............................................         16,100         507,150
  Baker Hughes, Inc.........................................         28,500         985,031
  Dresser Industries, Inc...................................         29,600       1,304,250
  Enron Corp................................................         55,300       2,989,656
  Halliburton Co............................................         44,100       1,965,206
  Helmerich & Payne, Inc....................................          8,500         189,125
  J. Ray McDermott, SA......................................        672,900      27,925,350
  McDermott International, Inc..............................      1,243,400      42,819,588
  ONEOK, Inc................................................          5,200         207,350
  Rowan Companies, Inc. (a).................................         14,600         283,788
  Schlumberger Ltd..........................................         83,800       5,724,588
  Western Atlas, Inc. (a)...................................          9,200         780,850
                                                                             --------------
                                                                                 85,681,932
                                                                             --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. (a)................................        340,400       3,297,625
  Barrick Gold Corp.........................................         62,800       1,204,975
  Battle Mountain Gold Co...................................         38,700         229,781
  Freeport-McMoRan Copper & Gold, Inc.......................         32,600         495,113
  Newmont Mining Corp.......................................         26,400         623,700
  Placer Dome, Inc..........................................         41,600         488,800
                                                                             --------------
                                                                                  6,339,994
                                                                             --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp.........................         26,300       2,582,331
  CSX Corp..................................................         36,800       1,674,400
  Norfolk Southern Corp.....................................         63,500       1,893,094
  Union Pacific Corp........................................         41,600       1,835,600
                                                                             --------------
                                                                                  7,985,425
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
REAL ESTATE DEVELOPMENT -- 1.0%
  Crescent Operating, Inc. (a)..............................         67,240  $    1,143,080
  Crescent Real Estate Equities Co..........................      1,092,000      36,718,500
  Equity Residential Properties Trust.......................        150,900       7,158,319
  Vornado Realty Trust......................................        377,600      14,986,000
                                                                             --------------
                                                                                 60,005,899
                                                                             --------------
RESTAURANTS -- 0.2%
  McDonald's Corp...........................................        116,000       8,004,000
  Tricon Global Restaurants, Inc. (a).......................         25,600         811,200
  Wendy's International, Inc................................         22,300         524,050
                                                                             --------------
                                                                                  9,339,250
                                                                             --------------
RETAIL -- 3.5%
  Albertson's, Inc..........................................         41,400       2,145,038
  American Stores Co........................................         46,000       1,112,625
  AutoZone, Inc. (a)........................................         25,600         817,600
  Bombay Company, Inc. (a)..................................        571,600       2,715,100
  Charming Shoppes, Inc. (a)................................      3,332,400      15,828,900
  Circuit City Stores, Inc..................................         16,600         778,125
  Consolidated Stores Corp. (a).............................         18,100         656,125
  Costco Companies, Inc. (a)................................         36,100       2,276,556
  CVS Corp..................................................         64,400       2,507,575
  Dayton-Hudson Corp........................................         73,600       3,569,600
  Designs, Inc..............................................        203,900         318,594
  Dillard's, Inc............................................        149,000       6,174,188
  Federated Department Stores, Inc. (a).....................         35,300       1,899,581
  Great Atlantic & Pacific Tea Co., Inc.....................          6,400         211,600
  Harcourt General, Inc.....................................         11,900         708,050
  Home Depot, Inc...........................................        123,200      10,233,300
  IKON Office Solutions, Inc................................         22,700         330,569
  Jan Bell Marketing, Inc...................................        621,400       4,039,100
  Kmart Corp. (a)...........................................      2,579,100      49,647,675
  Kroger Co. (a)............................................         42,900       1,839,338
  Liz Claiborne, Inc........................................         11,300         590,425
  Longs Drug Stores, Inc....................................          6,500         187,688
  May Department Stores Co..................................         39,000       2,554,500
  Mercantile Stores Co., Inc................................          6,200         489,413
  Newell Co.................................................         26,800       1,334,975
  Nordstrom, Inc............................................         13,000       1,004,250
  Penney (J.C.) Co., Inc....................................         42,100       3,044,356
  Pep Boys - Manny, Moe & Jack..............................         10,700         202,631
  Phillips-Van Heusen Corp..................................        389,200       5,740,700
  Rite Aid Corp.............................................         43,400       1,630,213
  Sears, Roebuck & Co.......................................         66,000       4,030,125
  Sherwin-Williams Co.......................................         29,100         963,938
  Supervalu, Inc............................................         10,100         448,188
  Tandy Corp................................................         17,400         923,288
  The Gap, Inc..............................................         66,700       4,110,388
  The Limited, Inc..........................................        827,900      27,424,188
  TJX Companies, Inc........................................         54,400       1,312,400
  Toys 'R' Us, Inc. (a).....................................        405,900       9,564,019
  Venator Group, Inc. (a)...................................         22,700         434,138
  Wal-Mart Stores, Inc......................................        378,300      22,981,725
  Walgreen Co...............................................         83,400       3,445,463
  Winn-Dixie Stores, Inc....................................         25,000       1,279,688
                                                                             --------------
                                                                                201,505,938
                                                                             --------------
RUBBER -- 0.2%
  Cooper Tire & Rubber Co...................................         13,300         274,313
  Goodyear Tire & Rubber Co.................................        187,400      12,075,588
                                                                             --------------
                                                                                 12,349,901
                                                                             --------------
SEMICONDUCTORS
  National Semiconductor Corp. (a)..........................         27,700         365,294
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
TELECOMMUNICATIONS -- 3.0%
  Airtouch Communications, Inc. (a).........................         95,000  $    5,551,563
  Alcatel Alsthom, ADR, (France)............................        513,000      20,872,688
  Alltel Corp...............................................         31,000       1,441,500
  Ameritech Corp............................................        184,400       8,274,950
  Andrew Corp. (a)..........................................         14,900         269,131
  Ascend Communications, Inc. (a)...........................         32,500       1,610,781
  AT&T Corp.................................................        273,600      15,629,400
  Bell Atlantic Corp........................................        261,600      11,935,500
  BellSouth Corp............................................        167,000      11,209,875
  Deutsche Telekom AG, ADR, (Germany).......................        185,000       5,087,500
  DSC Communications Corp. (a)..............................         19,900         597,000
  Frontier Corp.............................................         27,700         872,550
  General Instrument Corp. (a)..............................         24,900         676,969
  GTE Corp..................................................        161,300       8,972,313
  Lucent Technologies, Inc..................................        219,200      18,234,700
  MCI Communications Corp...................................        117,300       6,818,063
  Nextel Communications, Inc. (Class "A" Stock) (a).........         44,200       1,099,475
  Northern Telecom Ltd......................................         87,700       4,976,975
  SBC Communications, Inc...................................        308,800      12,352,000
  Scientific-Atlanta, Inc...................................         13,300         337,488
  Sprint Corp...............................................         72,400       5,104,200
  Telecomunicacoes Brasileiras, S.A., ADR, (Brazil).........        168,000      18,343,500
  Tellabs, Inc. (a).........................................         30,600       2,191,725
  US West, Inc..............................................         83,541       3,926,432
  WorldCom, Inc. (a)........................................        170,600       8,263,438
                                                                             --------------
                                                                                174,649,716
                                                                             --------------
TEXTILES -- 0.1%
  National Service Industries, Inc..........................          7,200         366,300
  Pillowtex Corp............................................         73,932       2,966,522
  Russell Corp..............................................          6,100         184,144
  Springs Industries, Inc...................................          3,400         156,825
  Tultex Corp. (a)..........................................        362,600         883,838
  VF Corp...................................................         20,600       1,060,900
                                                                             --------------
                                                                                  5,618,529
                                                                             --------------
TOBACCO -- 0.6%
  B.A.T. Industries, PLC, ADR, (United Kingdom).............        432,600       8,733,113
  Philip Morris Co., Inc....................................        699,700      27,550,688
  UST, Inc..................................................         31,000         837,000
                                                                             --------------
                                                                                 37,120,801
                                                                             --------------
TOYS -- 0.1%
  Hasbro, Inc...............................................         22,400         880,600
  Mattel, Inc...............................................         49,000       2,073,313
                                                                             --------------
                                                                                  2,953,913
                                                                             --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).................................         24,700       1,549,925
  Ryder System, Inc.........................................         12,900         407,156
  Yellow Corp. (b)..........................................        178,700       3,317,119
                                                                             --------------
                                                                                  5,274,200
                                                                             --------------
UTILITY - ELECTRIC -- 0.6%
  Ameren Corp...............................................         23,100         918,225
  American Electric Power Co., Inc..........................         31,900       1,447,463
  Baltimore Gas & Electric Co...............................         24,900         773,456
  Carolina Power & Light Co.................................         25,300       1,097,388
  Central & South West Corp.................................         35,700         959,438
  CINergy Corp..............................................         26,600         931,000
  Consolidated Edison, Inc..................................         39,600       1,824,075
  Dominion Resources, Inc...................................         32,600       1,328,450
  DTE Energy Co.............................................         24,400         985,150
  Duke Energy Corp..........................................         60,600       3,590,550

JUNE 30, 1998 (UNAUDITED)
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Edison International......................................         64,300  $    1,900,869
  Entergy Corp..............................................         41,100       1,181,625
  FirstEnergy Corp..........................................         38,800       1,193,100
  FPL Group, Inc............................................         30,600       1,927,800
  GPU, Inc..................................................         21,400         809,188
  Houston Industries, Inc...................................         47,600       1,469,650
  Niagara Mohawk Power Corp. (a)............................         24,300         362,981
  Northern States Power Co..................................         25,100         718,488
  Pacific Gas & Electric Co.................................         64,200       2,026,313
  PacifiCorp................................................         50,000       1,131,250
  PECO Energy Co............................................         37,500       1,094,531
  PP&L Resources, Inc.......................................         27,900         632,981
  Public Service Enterprise Group, Inc......................         39,100       1,346,506
  Southern Co...............................................        116,200       3,217,288
  Texas Utilities Co........................................         41,500       1,727,438
  Unicom Corp...............................................         36,500       1,279,781
                                                                             --------------
                                                                                 35,874,984
                                                                             --------------
TOTAL COMMON STOCKS
  (cost $2,637,225,219)....................................................   2,995,727,880
                                                                             --------------

PREFERRED STOCKS -- 0.4%
FINANCIAL SERVICES
  Central Hispano Capital Corp.,............................      1,000,000      25,450,000
                                                                             --------------
    (cost $25,440,000)
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
LONG-TERM BONDS -- 42.3%                               RATING       (000)
                                                    ------------  ---------
AEROSPACE -- 0.2%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  14,000      13,944,000
                                                                             --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1           2,875       2,936,812
                                                                             --------------
AIRLINES -- 2.4%
  Calair Capital Corp.,
    8.125%, 04/01/08..............................      Ba2           6,000       5,985,000
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      24,887,819
    10.375%, 02/01/11(c)..........................      Baa3         31,250      41,236,875
  United Airlines, Inc.,
    5.908%, 03/02/04..............................      Aa2           7,812       7,780,721
    9.75%, 08/15/21...............................      Baa3          8,125      10,577,531
    10.67%, 05/01/04..............................      Baa3         19,500      23,297,820
    11.21%, 05/01/14..............................      Baa3         17,500      24,310,650
                                                                             --------------
                                                                                138,076,416
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.3%
  California Infrastructure,
    6.17%, 03/25/03...............................      Aaa           4,000       4,027,520
  MBNA Master Credit Card Trust,
    5.695%, 11/15/02..............................       NR           1,000       1,000,620
  Premier Auto Trust,
    5.82%, 12/08/00...............................      Aaa           3,000       3,000,469
  SMS Student Loan Trust 1998-A,
    5.739%, 10/26/28..............................      Aaa           3,150       3,150,984
  Standard Credit Card Master Trust,
    5.95%, 10/07/04(b)............................      Aaa           4,500       4,490,145
                                                                             --------------
                                                                                 15,669,738
                                                                             --------------
AUTO - CARS & TRUCKS -- 0.2%
  Navistar International Corp.,
    7.00%, 02/01/03...............................      Ba1          11,500      11,528,750
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
BANKS AND SAVINGS & LOANS -- 3.8%
  Banc One Corp.,
    5.658%, 09/30/99..............................      Aa3       $   5,000  $    5,017,300
  Banco Ganadero, SA, M.T.N., (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,409,500
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           5,400       5,481,000
  BankAmerica Corp.,
    5.788%, 09/26/01..............................      Aa3           8,900       8,922,250
  Bankers Trust New York Corp.,
    5.754%, 08/06/00..............................       A2           2,500       2,491,250
  BT Securities Corp.,
    5.949%, 02/24/00..............................       A3           5,000       4,957,000
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,186,322
  Central Hispano Financial Services, (Portugal),
    6.219%, 04/28/05..............................       A3           5,000       5,020,000
  Chase Manhattan Corp.,
    5.838%, 02/13/03..............................       A2           3,000       3,000,000
  Chemical Banking,
    5.891%, 02/28/00..............................      Aa3           6,000       6,026,400
  Citicorp, M.T.N.,
    5.861%, 05/15/00..............................      Aa3          10,000      10,045,600
  First Chicago NBD Corp.,
    5.768%, 06/10/02..............................       A1          10,000       9,990,300
  Huntington National Bank,
    5.788%, 12/02/01..............................       A1           5,000       5,000,000
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49(b)............................       A3           9,000       9,228,960
  Key Bank N.A.,
    5.688%, 08/29/00..............................      Aa3           7,000       6,978,370
  MBNA America Bank N.A.,
    5.888%, 07/18/01..............................      Baa1          5,000       4,986,500
  MBNA Corp.,
    6.038%, 09/08/00..............................      Baa2          3,000       2,997,000
  Merita Bank Ltd.,
    7.50%, 12/29/49(b)............................       NR          12,000      12,449,280
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1           8,700       8,967,351
    6.60%, 12/10/07...............................       A1           5,000       5,043,000
  National Bank of Hungary,
    7.191%, 08/29/99..............................      Baa2          5,000       5,062,500
  Nationsbank Corp.,
    5.858%, 06/19/02..............................       A1           5,000       5,028,300
  Norwest Corp.,
    5.738%, 11/13/01..............................      Aa3           8,450       8,446,620
  Okobank, (Finland),
    7.238%, 09/27/49(b)...........................       A3          18,750      18,328,125
    7.325%, 10/29/49..............................       A3           9,000       9,081,000
    7.70%, 10/29/49(b)............................       A3           3,500       3,531,500
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11(b)............................      AA3           5,000       5,097,800
  Suntrust Bank, Inc.,
    5.768%, 04/22/02..............................       A1          10,000      10,005,500
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49(b)...........................       A1           5,000       5,100,000
                                                                             --------------
                                                                                217,878,728
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.8%
  Rogers Cablesystems, Inc., (Canada),
    10.00%, 03/15/05..............................      Ba3           2,000       2,220,000

JUNE 30, 1998 (UNAUDITED)
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Tele-Communications, Inc.,
    6.328%, 04/03/02..............................      Baa3      $   2,000  $    2,030,300
    6.34%, 02/01/02...............................      Baa3          8,500       8,468,635
    6.375%, 09/15/99..............................      Baa3          6,400       6,429,376
    6.438%, 12/20/00..............................      Ba1           5,000       5,059,900
    7.375%, 02/15/00..............................      Ba1           6,000       6,126,300
    9.875%, 06/15/22..............................      Baa3         12,878      17,474,158
                                                                             --------------
                                                                                 47,808,669
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.8%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         28,250      27,967,500
    6.50%, 04/15/08...............................      Baa1         20,000      19,746,800
                                                                             --------------
                                                                                 47,714,300
                                                                             --------------
CONSULTING -- 0.5%
  Comdisco, Inc.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.11%, 08/04/99...............................      Baa1         12,500      12,533,375
    6.375%, 11/30/01..............................      Baa1          2,700       2,711,448
                                                                             --------------
                                                                                 27,713,573
                                                                             --------------
CONSUMER SERVICES -- 0.9%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba1          20,000      19,923,200
    7.60%, 06/01/08...............................      Ba1          28,200      28,075,074
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,700,650
                                                                             --------------
                                                                                 50,698,924
                                                                             --------------
CONTAINERS -- 1.0%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          40,000      40,388,000
    7.80%, 05/15/18...............................      Ba1          15,000      15,384,150
                                                                             --------------
                                                                                 55,772,150
                                                                             --------------
DRUGS & HEALTHCARE -- 0.8%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11...............................      Baa2          8,000       7,990,000
  Tenet Healthcare Corp.,
    7.875%, 01/15/03..............................      Ba1          25,275      25,717,312
    8.625%, 12/01/03..............................      Ba1          10,000      10,500,000
                                                                             --------------
                                                                                 44,207,312
                                                                             --------------
ENERGY -- 0.1%
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,224,425
                                                                             --------------
FINANCIAL SERVICES -- 4.7%
  AIC Corp.,
    5.861%, 10/02/02..............................       A1           8,000       7,962,400
  AT&T Capital Corp., M.T.N.,
    6.25%, 05/15/01...............................      Baa3         16,500      16,540,590
  Avco Financial Services,
    5.739%, 11/17/99..............................       A2           3,500       3,505,390
  Caterpillar Financial Services,
    5.718%, 10/12/00..............................       A2           3,000       3,004,560
    5.774%, 04/10/00..............................       A2           5,000       5,019,600
  Conseco, Inc.,
    6.40%, 06/15/01...............................      Baa3         25,000      24,937,500
    6.80%, 06/15/05...............................      Baa3          2,000       1,992,500
    8.70%, 11/15/26(c)............................      Ba2          30,038      33,768,758
    8.796%, 04/01/27..............................      Ba2          12,800      14,502,144
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1           8,340       8,335,997
    8.125%, 04/01/08..............................      Ba1          10,700      10,830,647
    8.375%, 08/15/03..............................      Ba1           5,000       5,177,950

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Ford Motor Credit Co.,
    5.813%, 02/13/03..............................       A1       $  10,000  $    9,997,600
  General Motors Acceptance Corp., M.T.N.,
    5.719%, 10/30/00..............................       A3          10,000       9,988,900
    5.95%, 04/20/01...............................       A2          14,700      14,663,250
  Household Finance Corp.,
    5.819%, 05/04/01..............................       A2           8,000       7,991,200
  International Lease Finance Corp.,
    6.00%, 05/15/02...............................       A1          43,100      42,936,220
  PT Alatief Freeport Co., (Netherlands),
    9.75%, 04/15/01...............................       B3           7,600       6,764,000
  Santander International,
    5.699%, 08/14/02..............................      Aa3           6,500       6,485,511
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          24,431      24,424,783
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         12,000      12,919,560
                                                                             --------------
                                                                                271,749,060
                                                                             --------------
FOREST PRODUCTS -- 0.2%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3         11,000      10,986,250
                                                                             --------------
INDUSTRIAL -- 1.7%
  Blount Inc.,
    7.00%, 06/15/05...............................      BA1          20,000      19,719,400
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03..............................       NR           5,650       5,438,125
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,494,375
    7.70%, 06/15/28...............................      Baa1          5,000       5,052,700
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          20,000      19,976,600
    6.50%, 05/15/03...............................      Ba1          42,000      41,906,340
                                                                             --------------
                                                                                 96,587,540
                                                                             --------------
INVESTMENT BANKING -- 3.9%
  Bear Stearns & Co.,
    5.724%, 10/10/00..............................       A2           5,000       4,993,500
  Dean Witter, Discover & Co.
    5.941%, 02/13/01..............................       A1           4,500       4,500,000
  Donaldson, Lufkin & Jenrette, Inc.,
    5.938%, 09/18/02..............................       A3           7,500       7,488,750
  Goldman, Sachs Group,
    5.999%, 01/30/02..............................       A1          10,000      10,000,000
  Lehman Brothers Holdings, Inc.,
    5.988%, 09/03/02..............................      Baa1         10,000       9,980,900
    6.40%, 08/30/00(c)............................      Baa1         93,250      93,774,997
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    5.838%, 06/24/03..............................      Aa3          10,000       9,990,000
  Morgan Stanley Group, Inc.,
    5.838%, 12/19/01..............................       A1           5,000       5,024,500
  Morgan Stanley Dean Witter Discover & Co.,
    M.T.N.,
    5.89%, 03/20/00...............................       A1          15,000      14,989,500
    6.09%, 03/09/01...............................       A1          15,000      15,019,500
  PaineWebber Group, Inc.,
    6.238%, 10/03/02..............................      Baa1          5,000       5,006,950

JUNE 30, 1998 (UNAUDITED)
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Salomon, Inc.,
    6.238%, 09/18/01..............................       A2       $   5,000  $    5,061,500
    6.50%, 03/01/00...............................       A2          19,000      19,144,400
    6.59%, 02/21/01...............................       A2           8,250       8,364,345
    6.75%, 08/15/03...............................       A2           5,000       5,123,350
    7.25%, 05/01/01...............................       A2           8,625       8,869,691
                                                                             --------------
                                                                                227,331,883
                                                                             --------------
LODGING -- 0.9%
  ITT Corp.,
    6.25%, 11/15/00...............................      Ba1          41,983      40,916,632
    6.75%, 11/15/03...............................      Baa2         12,000      11,605,200
                                                                             --------------
                                                                                 52,521,832
                                                                             --------------
MEDIA -- 1.2%
  CBS Corp.,
    7.15%, 05/20/05...............................      Ba1          23,500      23,500,000
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,345,791
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          34,350      36,598,208
                                                                             --------------
                                                                                 69,443,999
                                                                             --------------
MISCELLANEOUS -- 0.2%
  Excelsior Master Trust,
    5.868%, 03/15/04..............................      Aaa           5,000       5,000,000
  New York City,
    6.023%, 08/01/02..............................       A3           5,000       4,997,500
    6.023%, 08/08/02..............................       A3           1,500       1,498,500
                                                                             --------------
                                                                                 11,496,000
                                                                             --------------
OIL & GAS -- 0.1%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa2          4,000       4,116,000
                                                                             --------------
OIL & GAS SERVICES -- 1.7%
  KN Energy, Inc.,
    6.30%, 03/01/01...............................      Baa2         20,000      20,033,200
  R&B Falcon Corp.,
    6.50%, 04/15/03...............................      Ba1           4,000       3,958,400
    6.75%, 04/15/05...............................      Ba1          35,750      35,347,098
  Williams Companies, Inc.,
    5.95%, 02/15/00...............................      Baa2         41,000      40,848,300
                                                                             --------------
                                                                                100,186,998
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
  EOP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1          6,000       5,988,000
    6.625%, 02/15/05..............................      Baa1         18,187      18,199,731
  ERP Operating, L.P.,
    6.63%, 04/13/15...............................       A3          15,300      15,376,500
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      24,688,500
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2          7,500       7,443,750
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      17,390,625
                                                                             --------------
                                                                                 89,087,106
                                                                             --------------
RETAIL -- 2.0%
  Dayton Hudson,
    5.95%, 06/15/00...............................       A3           9,000       8,992,710

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Baa2      $   3,600  $    3,845,520
    8.50%, 06/15/03(b)............................      Baa2         54,890      59,830,100
    10.00%, 02/15/01..............................      Baa2         11,000      11,979,000
  Meyer (Fred), Inc.,
    7.15%, 03/01/03...............................      Ba2          32,545      32,705,447
                                                                             --------------
                                                                                117,352,777
                                                                             --------------
TELECOMMUNICATIONS -- 1.8%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Baa1         23,776      24,661,180
    7.50%, 03/01/06...............................      Baa1         35,000      37,309,300
    7.60%, 04/01/09...............................      Baa1          6,250       6,762,313
  AT&T Universal Card Master Trust,
    5.789%, 04/19/04..............................      Aaa           4,000       4,005,000
  Cable & Wire Communications, Inc., (United
    Kingdom),
    6.375%, 03/06/03..............................      Baa1          9,300       9,323,250
    6.625%, 03/06/05..............................      Baa1          5,000       5,031,250
  US West Capital Corp.,
    6.875%, 07/15/28..............................       A3          15,800      15,807,900
                                                                             --------------
                                                                                102,900,193
                                                                             --------------
TOBACCO -- 0.5%
  Philip Morris Cos., Inc.,
    6.15%, 03/15/10...............................       A2          20,000      19,975,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          4,600       4,797,202
    9.25%, 08/15/13...............................      Baa3          7,000       7,550,620
                                                                             --------------
                                                                                 32,322,822
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.9%
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01...............................      Baa3         21,000      21,105,000
    6.95%, 03/01/04...............................      Baa2          7,500       7,603,125
    7.00%, 06/15/00...............................      Baa2         13,500      13,702,500
  Ryder System, Inc.,
    7.51%, 03/24/00...............................      Baa1          3,000       3,077,550
    8.34%, 01/26/00...............................      Baa1          5,000       5,179,650
                                                                             --------------
                                                                                 50,667,825
                                                                             --------------
UTILITIES -- 0.8%
  Consolidated Edison,
    5.748%, 06/15/02..............................       A1           7,000       7,010,710
    5.788%, 12/15/01..............................       A1           3,000       3,007,410
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/04...............................      Baa1          1,000       1,018,710
    6.875%, 12/15/07..............................      Baa1          4,550       4,671,986
  Hydro-Quebec, (Canada),
    5.813%, 09/29/49..............................       A+           6,250       5,531,250
  Niagara Mohawk Power,
    7.00%, 10/01/00...............................      Ba3          25,000      25,031,250
                                                                             --------------
                                                                                 46,271,316
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 7.9%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19(b)......................                   11,800       3,394,388
  United States Treasury Bonds,
    8.00%, 11/15/21...............................                  131,300     169,253,578

JUNE 30, 1998 (UNAUDITED)
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  United States Treasury Notes,
    5.375%, 02/15/01..............................                $  32,300  $   32,188,888
    5.50%, 02/29/00...............................                    4,900       4,898,481
    5.50%, 01/31/03...............................                   10,200      10,192,044
    5.625%, 05/15/08..............................                    8,875       8,995,611
    5.75%, 04/30/03...............................                    4,700       4,746,248
    6.125%, 11/15/27..............................                  180,950     193,898,782
    6.50%, 05/15/05...............................                    1,200       1,266,564
    6.625%, 03/31/02..............................                   19,100      19,783,398
    7.25%, 05/15/04...............................                    8,900       9,656,500
                                                                             --------------
                                                                                458,274,482
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 0.4%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N.,
    8.625%, 06/02/00..............................      Baa3          5,500       5,582,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          14,600      11,680,000
  Republic of Argentina,
    6.625%, 03/31/05..............................       B1           1,929       1,699,973
  Republic of Panama,
    6.75%, 05/14/02...............................      Ba1           1,846       1,800,045
  United Mexican States,
    7.002%, 06/27/02..............................      Ba2           2,000       1,952,000
                                                                             --------------
                                                                                 22,714,518
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,404,801,952)....................................................   2,446,184,398
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $5,067,467,171)....................................................   5,467,362,278
                                                                             --------------

SHORT-TERM INVESTMENTS -- 5.2%
ASSET-BACKED SECURITIES -- 0.1%
  Restructured Asset Securities Enhanced Return
    (d),
    5.646%, 07/28/98..............................       NR           4,000       4,000,000
  Strategic Money Market Trust 1997-A (d),
    5.688%, 09/23/98..............................       NR           5,000       5,000,000
                                                                             --------------
                                                                                  9,000,000
                                                                             --------------
BANK NOTES -- 0.1%
  American Express Centurion
    Bank, (d) 5.616%, 07/22/98....................       NR           5,000       5,000,000
  US-Bank, N.A., (d)
    5.522%, 07/15/98..............................       NR           3,000       2,999,261
                                                                             --------------
                                                                                  7,999,261
                                                                             --------------
CERTIFICATES OF DEPOSIT - DOMESTIC -- 0.2%
  Bank of New York,
    5.75%, 05/14/99...............................       P1           3,000       3,000,718
  CoreStates Bank, N.A., (d)
    5.606%, 07/21/98..............................       NR           1,000       1,000,000
  Taubman Realty Group,
    6.519%, 07/27/98..............................       NR           5,500       5,476,405
                                                                             --------------
                                                                                  9,477,123
                                                                             --------------
CERTIFICATES OF DEPOSIT - YANKEE -- 0.4%
  Abbey National Treasury Services, PLC, (United
    Kingdom),
    5.50%, 02/05/99...............................       NR           6,000       5,997,207
  Barclays American Corp., (d)
    5.521%, 07/02/98..............................       P3           3,000       2,997,817

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Credit Agricole Indosuez,
    5.75%, 04/16/99...............................       NR       $   3,000  $    3,000,807
  Dresdner U.S. Finance,
    5.95%, 10/20/98...............................       P3           5,000       4,999,521
  Westdeutsche Landesbank Girozentral, (Germany),
    5.82%, 08/03/98...............................       P1           2,000       1,999,860
    5.83%, 08/03/98...............................       P1           3,000       2,999,803
                                                                             --------------
                                                                                 21,995,015
                                                                             --------------
COMMERCIAL PAPER -- 0.6%
  Baxter International,
    5.95%, 07/07/98...............................       P2           4,300       4,295,736
  Centric Capital Corp.,
    5.55%, 09/28/98...............................       NR           2,000       1,972,558
  Commercial Credit Co.,
    5.58%, 07/28/98...............................       P1           4,300       4,282,005
  Du Pont (E.I.) de Nemours &
    Co., 5.54%, 08/10/98..........................       P3           4,300       4,273,531
  First Data Corp.,
    5.52%, 09/15/98...............................       NR           2,000       1,976,693
  General Electric Capital Corp.,
    5.53%, 09/03/98...............................       NR           5,300       5,247,895
  International Lease Finance Corp.,
    5.75%, 07/01/98...............................       A1           2,300       2,300,000
  Merck & Co., Inc.,
    6.10%, 07/01/98...............................       NR           4,094       4,094,000
  Old Line Funding Corp.,
    5.70%, 08/04/98...............................       NR           4,359       4,335,534
  Wood Street Funding Corp.,
    6.00%, 07/07/98...............................       NR           2,000       1,998,000
                                                                             --------------
                                                                                 34,775,952
                                                                             --------------
FOREIGN GOVERNMENT OBLIGATIONS
  Province of Quebec, (Canada),
    5.988%, 06/15/99..............................       A2           2,000       1,999,875
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 1.1%
  Abbey National Treasury, (United Kingdom),
    5.625%, 03/08/99..............................      Aa2           5,500       5,497,800
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          10,000       9,707,800
  AT&T Capital Corp., M.T.N.,
    5.934%, 01/14/99..............................      Baa3         10,000      10,000,000
    6.65%, 04/30/99...............................      Baa3         24,500      24,607,800
  Baltimore Gas & Electric,
    5.668%, 03/15/99..............................       A2           4,000       4,001,280
  Bank of Boston N.A.,
    5.848%, 01/25/99..............................       A2           2,500       2,503,925
  General Motors Acceptance Corp., (d)
    5.568%, 09/21/98..............................       P1           3,500       3,499,110
    6.00%, 07/13/98...............................       P1           1,000       1,000,025
                                                                             --------------
                                                                                 60,817,740
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
TIME DEPOSIT - EURODOLLAR -- 0.1%
  Deutsche Bank,
    6.25%, 07/01/98...............................       P3       $   4,300  $    4,300,000
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.2%
  United States Treasury Bills,
    5.015%, 09/17/98..............................                    5,700       5,638,065
    5.035%, 09/17/98..............................                    2,200       2,176,000
    5.05%, 09/17/98...............................                    3,850       3,807,875
                                                                             --------------
                                                                                 11,621,940
                                                                             --------------
REPURCHASE AGREEMENT -- 2.4%
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98 (Note 5).....................                  140,082     140,082,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $302,383,784)......................................................     302,068,906
                                                                             --------------
TOTAL INVESTMENTS -- 99.7%
  (cost $5,369,850,955; Note 6)............................................   5,769,431,184
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (E).............................
                                                                                 (1,626,609)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.3%........................
                                                                                 19,614,550
                                                                             --------------
NET ASSETS -- 100.0%.......................................................  $5,787,419,125
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Portion of security segregated as collateral for futures contracts. Aggregate value of segregated securities-$91,318,472.

(d) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1998.

(e)  Open futures contracts as of June 30, 1998 are as follows:

                                                                            VALUE AT
       NUMBER OF                               EXPIRATION     VALUE AT      JUNE 30,
       CONTRACTS                TYPE              DATE       TRADE DATE       1998      APPRECIATION
       Long Positions:
          659           U.S. T-Note                Sep 98   $ 72,072,977  $72,284,063   $   211,086
          810           S&P 500 Index              Sep 98   $255,506,450  $231,457,500  $ 5,951,050
           7            U.S. T-Bond                Sep 98   $    859,031  $   865,156   $     6,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

                      NOTES TO THE FINANCIAL STATEMENTS OF
   THE CONSERVATIVE BALANCED PORTFOLIO AND THE FLEXIBLE MANAGED PORTFOLIO OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only two Portfolios: Conservative Balanced Portfolio and Flexible Managed Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors. Short-term securities are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes

                                       C1
recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Conservative Balanced Portfolio and Flexible Managed Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. During the six months ended June 30, 1998, certain Portfolios purchased securities from and sold securities to other Portfolios of the Series Fund or other funds or accounts managed by The Prudential or its affiliates in accordance with the provisions of Rule 17a-7 of the Investment Company Act of 1940. Expenses are recorded on the accrual basis which may require the

                                       C2
use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Conservative Balanced Portfolio........             0.55%
Flexible Managed Portfolio.............             0.60

The Prudential has agreed to refund to a Portfolio, the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the six months ended June 30, 1998.

PIC is an indirect, wholly-owned subsidiary of The Prudential.

The Series Fund has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expires on December 18, 1998. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the Agreement during the six months ended June 30, 1998. The Series Fund pays a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1998, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $70,534 in brokerage commissions from transactions executed on behalf of the Conservative Balanced Portfolio and the Flexible Managed Portfolio as follows:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........    $ 19,607
Flexible Managed Portfolio.............      50,927
                                         -----------
                                           $ 70,534

                                       C3

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $1,189,382,000 as of June 30, 1998. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                            Principal     Percentage
                                             Amount        Interest
                                         ---------------  ----------
Conservative Balanced Portfolio........  $    95,049,000      7.99%
Flexible Managed Portfolio.............      140,082,000     11.78
All other portfolios (currently not
  available to PRUvider)...............      954,251,000     80.23
                                         ---------------  ----------
                                         $ 1,189,382,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.85%, in the principal amount of $340,000,000, repurchase price $340,055,250, due 7/1/98. The value of the collateral including accrued interest was $347,935,730.

Goldman Sachs & Co., Inc., 5.10%, in the principal amount of $169,382,000, repurchase price $169,405,996, due 7/1/98. The value of the collateral including accrued interest was $173,452,415.

Salomon Smith Barney Inc., 5.70%, in the principal amount of $340,000,000, repurchase price $340,053,833, due 7/1/98. The value of the collateral including accrued interest was $347,279,047.

SBC Warburg Dillon Reed Inc., 5.90%, in the principal amount of $340,000,000, repurchase price $340,055,722, due 7/1/98. The value of the collateral including accrued interest was $347,517,223.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the six months ended June 30, 1998 were as follows:

Cost of Purchases:

                                      CONSERVATIVE       FLEXIBLE
                                        BALANCED          MANAGED
                                     ---------------  ---------------
Government Securities..............  $ 1,744,981,475  $ 1,546,388,249
Non-Government Securities..........  $ 3,272,179,753  $ 3,590,683,873

Proceeds from Sales:

                                      CONSERVATIVE       FLEXIBLE
                                        BALANCED          MANAGED
                                     ---------------  ---------------
Government Securities..............  $ 1,387,898,008  $ 1,145,182,330
Non-Government Securities..........  $ 3,704,451,747  $ 4,047,305,994

The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 1998 were as follows:

                                        CONSERVATIVE       FLEXIBLE
                                          BALANCED          MANAGED
                                       ---------------  ---------------
  Gross Unrealized Appreciation......  $   247,053,821  $   524,221,445
  Gross Unrealized Depreciation......           91,383      126,889,506
  Total Net Unrealized...............      246,962,438      397,331,939
  Tax Basis..........................    4,585,145,108    5,372,097,545

                                       C4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                           CONSERVATIVE BALANCED PORTFOLIO
                                     ---------------------------------------------------------------------------
                                      SIX MONTHS                              YEAR ENDED
                                        ENDED                                DECEMBER 31,
                                       JUNE 30,        ---------------------------------------------------------
                                         1998            1997        1996       1995(a)     1994(a)     1993(a)
                                     ------------      ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period...........................  $     14.97       $   15.52   $   15.31   $   14.10   $   14.91   $   14.24
                                     ------------      ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............         0.33            0.76        0.66        0.63        0.53        0.49
Net realized and unrealized gains
  (losses) on investments..........         0.87            1.26        1.24        1.78       (0.68)       1.23
                                     ------------      ---------   ---------   ---------   ---------   ---------
    Total from investment
      operations...................         1.20            2.02        1.90        2.41       (0.15)       1.72
                                     ------------      ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................        (0.17)          (0.76)      (0.66)      (0.64)      (0.51)      (0.47)
Distributions from net realized
  gains............................        (0.13)          (1.81)      (1.03)      (0.56)      (0.15)      (0.58)
                                     ------------      ---------   ---------   ---------   ---------   ---------
    Total distributions............        (0.30)          (2.57)      (1.69)      (1.20)      (0.66)      (1.05)
                                     ------------      ---------   ---------   ---------   ---------   ---------
Net Asset Value, end of period.....  $     15.87       $   14.97   $   15.52   $   15.31   $   14.10   $   14.91
                                     ------------      ---------   ---------   ---------   ---------   ---------
                                     ------------      ---------   ---------   ---------   ---------   ---------
TOTAL INVESTMENT RETURN:(b)........         8.02%          13.45%      12.63%      17.27%      (0.97)%     12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)........................     $4,868.2        $4,744.2    $4,478.8    $3,940.8    $3,501.1    $3,103.2
Ratios to average net assets:
  Expenses.........................         0.58%(c)        0.56%       0.59%       0.58%       0.61%       0.60%
  Net investment income............         4.24%(c)        4.48%       4.13%       4.19%       3.61%       3.22%
Portfolio turnover rate............          110%            295%        295%        201%        125%         79%

                                                             FLEXIBLE MANAGED PORTFOLIO
                                     ---------------------------------------------------------------------------
                                      SIX MONTHS                              YEAR ENDED
                                        ENDED                                DECEMBER 31,
                                       JUNE 30,        ---------------------------------------------------------
                                         1998            1997        1996       1995(a)     1994(a)     1993(a)
                                     ------------      ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period...........................  $     17.28       $   17.79   $   17.86   $   15.50   $   16.96   $   16.01
                                     ------------      ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............         0.28            0.59        0.57        0.56        0.47        0.57
Net realized and unrealized gains
  (losses) on investments..........         1.38            2.52        1.79        3.15       (1.02)       1.88
                                     ------------      ---------   ---------   ---------   ---------   ---------
    Total from investment
      operations...................         1.66            3.11        2.36        3.71       (0.55)       2.45
                                     ------------      ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................        (0.13)          (0.58)      (0.58)      (0.56)      (0.45)      (0.57)
Distributions from net realized
  gains............................        (0.28)          (3.04)      (1.85)      (0.79)      (0.46)      (0.93)
                                     ------------      ---------   ---------   ---------   ---------   ---------
    Total distributions............        (0.41)          (3.62)      (2.43)      (1.35)      (0.91)      (1.50)
                                     ------------      ---------   ---------   ---------   ---------   ---------
Net Asset Value, end of period.....  $     18.53       $   17.28   $   17.79   $   17.86   $   15.50   $   16.96
                                     ------------      ---------   ---------   ---------   ---------   ---------
                                     ------------      ---------   ---------   ---------   ---------   ---------
TOTAL INVESTMENT RETURN:(b)........         9.58%          17.96%      13.64%      24.13%      (3.16)%     15.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)........................     $5,787.4        $5,490.1    $4,896.9    $4,261.2    $3,481.5    $3,292.2
Ratios to average net assets:
  Expenses.........................         0.62%(c)        0.62%       0.64%       0.63%       0.66%       0.66%
  Net investment income............         3.11%(c)        3.02%       3.07%       3.30%       2.90%       3.30%
Portfolio turnover rate............           97%            227%        233%        173%        124%         63%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER, CFA      W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD
  CHAIRMAN,                  Ph.D.                      CEO,
  THE PRUDENTIAL SERIES      VICE PRESIDENT             PRUDENTIAL INVESTMENTS
  FUND, INC.                 KALUDIS CONSULTING
                             GROUP

          SAUL K. FENSTER, Ph.D.             JOSEPH WEBER, Ph.D.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

                       The Prudential Series Fund, Inc.

                           Supplement to Prospectus
                               dated May 1, 1998

The following information replaces in their entirety the first five paragraphs of disclosure under the heading, "Investment Objectives and Policies of the Portfolios - Balanced Portfolios - Conservative Balanced Portfolio" in the
Prospectus:

Balanced Portfolios

Conservative Balanced Portfolio. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relativity lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

To achieve this objective, the conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

        Asset Type      Minimum         Normal          Maximum
        ----------      -------         ------          -------
         Stocks           15%             35%             75%
 Bonds and Money Market   25%             65%             85%

The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income securities.

The bond portion of this portfolio will be invested primarily in securities with ratings at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally recognized rating service or if unrated, of comparable quality in the opinion of the portfolio manager. However, the portfolio may purchase below-investment grade debt. The risks of medium to lower rated securities, also known as high risk securities, are described further in the prospectus.





                                      E1

Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. A portion of the portfolio will hold high quality money market instruments. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the conservative Balanced Portfolio may invest, without limit, in such money market instruments.













Supplement effective August 31, 1998


                                      E2

================================================================================
The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

                                 1-800-356-4050
                          8 a.m. - 4 p.m. Eastern Time

                                  [MAP OMITTED]

                                 1-800-635-9587
                          8 a.m. - 4 p.m. Eastern Time

================================================================================
In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual Reports and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The above toll-free numbers should be used to request any additional copies of the Pruco Life's PRUvider(SM) Semiannual Report. Proxy material and tax information will continue to be sent to each account of record.

================================================================================
Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

                                                                   ----------
P.O. Box 197                                                        Bulk Rate
Minneapolis, MN 55440-0197                                        U.S. Postage
                                                                      PAID
Address Service Requested                                          Prudential
                                                                   ----------

                                 [RECYCLE LOGO]

PRUvider SAR 6/98               Printed in the U.S.A.            PI-MV-0898-4181
VAL-DR-105                       on recycled paper.             MRA-1998-A030818

                       THE PRUDENTIAL SERIES FUND, INC.

                  Supplement to Prospectus dated May 1, 1998

  The following information replaces in their entirety the first five paragraphs of disclosure under the heading, "Investment Objectives and Policies of the Portfolios--Balanced Portfolios--Conservative Balanced Portfolio" in the Prospectus:

BALANCED PORTFOLIOS

  CONSERVATIVE BALANCED PORTFOLIO. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

  To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

         ASSET TYPE                     MINIMUM NORMAL MAXIMUM
         ----------                     ------- ------ -------
         Stocks........................   15%    35%     75%
         Bonds and Money Market........   25%    65%     85%

  The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income securities.

  The bond portion of this portfolio will be invested primarily in securities with ratings at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally recognized rating service or if unrated, of comparable quality in the opinion of the portfolio manager. However, the portfolio may purchase below-investment grade debt. The risks of medium to lower rated securities, also known as high risk securities, are described further in the prospectus.

  Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. A portion of the portfolio will hold high quality money market instruments. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Conservative Balanced Portfolio may invest, without limit, in such money market instruments.

                     Supplement effective August 31, 1998